UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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Tactical Solution Partners, Inc.

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TACTICAL SOLUTION PARTNERS, INC.

7020 Dorsey Road, Suite C

Hanover, MD 21076

(443) 557-0200

——————————————

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 25, 2008

——————————————

To our Stockholders:

The Special Meeting of Stockholders of Tactical Solution Partners, Inc. (the “Company”) will be held at the Company’s corporate offices located at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076 on April 25, 2008, beginning at 10 a.m., local time, for the following purposes:

1.

To approve an amendment to our First Amended and Restated Certificate of Incorporation to change our name to Brekford International Corp., as more fully described in Proposal 1 below;

2.

To approve an amendment to our First Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of Common Stock from 100,000,000 shares to 150,000,000 shares, as more fully described in Proposal 2 below;

3.

To approve our 2008 Stock Incentive Plan, as more fully described in Proposal 3 below;

4.

To approve our 2008 Employee Stock Purchase Plan, as more fully described in Proposal 4 below; and

5.

To act upon any other matters as may properly come before the special meeting or any postponement or adjournment thereof.

Stockholders of record as of the close of business on March 26, 2008 are entitled to vote their shares by proxy or at the special meeting or any postponement or adjournment thereof.

By Order of the Board of Directors,

William A. Shafley
Chief Executive Officer

Hanover, Maryland

April 14, 2008

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE SPECIAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

TABLE OF CONTENTS

Page

ABOUT THE SPECIAL MEETING

1

What is the purpose of the Special Meeting?

1

Who is entitled to vote?

1

Who can attend the special meeting?

1

What constitutes a quorum?

1

How do I vote?

1

Can I change my vote after I return my proxy card?

2

What are the board of directors’ recommendations?

2

What vote is required to approve each item?

2

Who pays for the preparation of the proxy?

2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

4

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

5

PROPOSAL 1 –APPROVAL OF AN AMENDMENT TO THE FIRST AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME TO BREKFORD
INTERNATIONAL CORP.

6

PROPOSAL 2 —APPROVAL OF AN AMENDMENT TO THE FIRST AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF OUR AUTHORIZED
SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 150,000,000 SHARES

7

EXECUTIVE COMPENSATION

9

Summary Compensation Table

9

Narrative Disclosure to Summary Compensation Table

10

Outstanding Equity Awards as of December 31, 2007

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DIRECTOR COMPENSATION

12

Director Compensation Table

12

Narrative Disclosure to Director Compensation Table

12

MEETINGS OF THE BOARD OF DIRECTORS

13

INDEPENDENCE OF THE BOARD OF DIRECTORS

13

COMMITTEES OF THE BOARD OF DIRECTORS

13

STOCKHOLDER NOMINATIONS

14

DIRECTOR ATTENDANCE AT THE ANNUAL MEETING OF STOCKHOLDERS

14

COMMUNICATIONS WITH STOCKHOLDERS

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PROPOSAL 3 — APPROVAL OF OUR 2008 STOCK INCENTIVE PLAN

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PROPOSAL 4 — APPROVAL OF OUR 2008 EMPLOYEE STOCK PURCHASE PLAN

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OTHER BUSINESS

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STOCKHOLDER PROPOSALS

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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ADDITIONAL INFORMATION

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i

APPENDIX A A-1 APPENDIX B B-1 APPENDIX C C-1 APPENDIX D D-1

ii

SPECIAL MEETING OF STOCKHOLDERS

OF

TACTICAL SOLUTION PARTNERS, INC.

7020 Dorsey Road, Suite C

Hanover, MD 21076

(443) 557-0200

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PROXY STATEMENT

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This proxy statement contains information related to our special meeting of stockholders to be held on April 25, 2008, beginning at 10 a.m., local time, to be held at the corporate offices of the Company located at 7020 Dorsey Road, Suite C, Hanover, MD 21076, and at any adjournments or postponements thereof.

ABOUT THE SPECIAL MEETING

What is the purpose of the Special Meeting?

At the special meeting, stockholders will vote on (i) the amendment to our First Amended and Restated Certificate of Incorporation to change our name to Brekford International Corp., as more fully described in Proposal 1 below; (ii) the amendment to our First Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of common stock, par value $.0001 per share (the “Common Stock”), from 100,000,000 shares to 150,000,000 shares, as more fully described in Proposal 2 below; (iii) our 2008 Stock Incentive Plan, as more fully described in Proposal 3 below; (iv) our 2008 Employee Stock Purchase Plan, as more fully described in Proposal 4 below; and (v) any other matters as may properly come before the special meeting or any postponement or adjournment thereof.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, March 26, 2008, are entitled to receive notice of the special meeting and to vote the shares of our Common Stock they held on that date at the special meeting or any postponement or adjournment of the special meeting. Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the special meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring evidence of your share ownership, such as a copy of a brokerage statement, reflecting your stock ownership as of the record date and valid picture identification.

What constitutes a quorum?

The presence at the special meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the special meeting will constitute a quorum, permitting the special meeting to conduct its business. As of the record date, March 26, 2008, 63,476,469 shares of our Common Stock, held by 405 stockholders of record, were issued and outstanding. Proxies received, but marked as abstentions, and broker non-votes will be included in the calculation of the number of shares considered to be present at the special meeting, but will not be counted as votes cast “for” or “against” any given matter.

If less than a majority of outstanding shares entitled to vote are represented at the special meeting, a majority of the shares present at the special meeting may adjourn the special meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the special meeting before an adjournment is taken.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and you attend the special meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the special meeting will need to obtain a proxy from the institution that holds their shares.

1

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the special meeting in person and so request, although attendance at the special meeting will not by itself revoke a previously granted proxy.

What are the board of directors’ recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. The board of directors unanimously recommends a vote:

▪

for the amendment to our First Amended and Restated Certificate of Incorporation to change our name to Brekford International Corp., as more fully described in Proposal 1 below;

▪

for the amendment to our First Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of Common Stock from 100,000,000 shares to 150,000,000 shares, as more fully described in Proposal 2 below;

▪

for approval of our 2008 Stock Incentive Plan, as more fully described in Proposal 3 below; and

▪

for approval of our 2008 Employee Stock Purchase Plan, as more fully described in Proposal 4 below.

The board of directors does not know of any other matters other than the proposals set forth above that may be brought before the special meeting. In the event that any other matter should properly come before the special meeting or any postponement or adjournment thereof, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in accordance with their best judgment.

What vote is required to approve each item?

Proposals to Amend the First Amended and Restated Certificate of Incorporation. The affirmative vote of a majority of the outstanding shares of our Common Stock is required to approve the proposal to amend our First Amended and Restated Certificate of Incorporation to change our name to Brekford International Corp., referred to as Proposal 1 in this proxy statement.  The affirmative vote of a majority of the outstanding shares of our Common Stock is also required to approve the proposal to amend our First Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of Common Stock from 100,000,000 shares to 150,000,000 shares, referred to as Proposal 2 in this proxy statement.

Other Proposals. For each other proposal in this proxy statement, provided that a quorum is present, the affirmative vote of a majority of the votes cast, either in person or by proxy, at the special meeting by the holders of Common Stock (one vote per share) is required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the outcome of the item.

The board of directors does not know of any other matters that may be brought before the special meeting. In the event that any other matter should come before the special meeting or any postponement or adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their discretion.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who pays for the preparation of the proxy?

We will pay the cost of preparing, assembling and mailing the notice of special meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

2

The approximate date that this proxy statement and the enclosed form of proxy are first being sent to stockholders is April 14, 2008. You should review this information in conjunction with our registration statement on Form 10-SB, as amended, annual report on Form 10-K and our other filings with the SEC, which are available upon request or alternatively may be accessed at the Securities and Exchange Commission’s web site located at http://www.sec.gov. Our corporate headquarters are located 7020 Dorsey Road, Suite C, Hanover, MD 21076, and our telephone number is (443) 557-0200. A list of stockholders entitled to vote at the special meeting will be available at our corporate offices, during normal business hours, for a period of ten days prior to the special meeting and at the special meeting itself for examination by any stockholder.

3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information with respect to the beneficial ownership of our Common Stock as of April 8, 2008 for: each person known by us to beneficially own more than 5% of our Common Stock; each of our named executive officers; our directors; and all of our executive officers and directors as a group.

As used in the tables, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). The percentage shown is based on 63,476,469 shares of Common Stock issued and outstanding as of April 8, 2008. In computing the number and percentage of shares beneficially owned by a person, shares of Common Stock subject to options and/or warrants currently exercisable, or exercisable within 60 days of April 8, 2008, are counted as outstanding, but these shares are not counted as outstanding for computing the percentage ownership of any other person.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class
Common	Legisi Marketing, Inc. (1)	30,000,000	(2)	40.85%
	Alan Goddard (3)	5,040,000	(4)	7.56%

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(1)

Gregory McKnight, a natural person, serves as the president of and is the sole stockholder of Legisi Marketing, Inc., and has sole investment and voting power with respect to the Common Stock and warrants beneficially owned by Legisi Marketing, Inc. The address of the beneficial owner is 5154 Miller Road, Flint, MI 48507.

(2)

Includes 20,000,000 shares of Common Stock and 10,000,000 shares of Common Stock issuable upon exercise of warrants at an exercise price of $0.39.

(3)

The address of the beneficial owner is 7700 Congress Avenue, Suite 3207, Boca Raton, FL 33487.

(4)

Includes 250,000 shares of Common Stock, 900,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.25, 300,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.275, 300,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.3125, 300,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.375, and 400,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.39.  In addition, Mr. Goddard serves as Chief Executive Officer of Sierra Equity Group, Ltd. and may be deemed to have shared voting and dispositive power of the 1,270,000 shares of Common Stock, including warrants to purchase an aggregate of 1,020,000 shares of Common Stock at exercise prices ranging from $0.25 to $0.39, owned by Sierra Equity Group, Ltd.

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SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percentage of Class
Common	William A. Shafley	—		*
	Ryan E. Kirch	330,943	(2)	*
	Bruce Robinson	2,500,000		3.94%
	Scott Rutherford	11,425,000		18.00%
	Chandra (C.B.) Brechin	11,525,000		18.16%
	Richard A. Sajac	668,475	(3)	1.05%
	Michael Wall	—	(2)	*
	Captain David Tezza	—	(2)	*
	Douglas DeLeaver	—		*
	Jonathan J. Fleming	—		*
	John W. Poling	18,000		*
	All current directors and executive officers as a group (11 persons)	26,467,418		41.70%

———————

* Less than 1%.

(1)

The address of each person in this table is c/o Tactical Solution Partners, Inc. at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076.

(2)

Does not include shares of nonvested restricted stock granted in January 2006 subject to forfeiture and vesting at the end of a four-year period commencing on January 19, 2006 as follows: Ryan E. Kirch – 3,129,904; Michael Wall – 250,000; and David Tezza – 250,000.

(3)

Includes employee stock options to purchase a total of 375,000 shares of Common Stock currently exercisable.

5

PROPOSAL 1 –APPROVAL OF AN AMENDMENT TO THE FIRST AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME TO BREKFORD INTERNATIONAL CORP.

Subject to stockholder approval at the special meeting, our board of directors unanimously adopted a Certificate of Amendment, referred to as the amendment in this proxy statement, to our First Amended and Restated Certificate of Incorporation to change our name to Brekford International Corp.  The complete text of the proposed Certificate of Amendment to the First Amended and Restated Certificate of Incorporation is included as Appendix A to this proxy statement.

Required Vote. The affirmative vote of a majority of the outstanding shares of our Common Stock is necessary to approve this Proposal 1.

Reasons for the Amendment to the Certificate of Incorporation. If Proposal 1 is approved by the stockholders at the special meeting, our corporate name will be changed to Brekford International Corp. Our board of directors believes it is in the best interest of the Company and the stockholders to change our name to Brekford International Corp. to recognize the founders of the Company, C.B. Brechin and Scott Rutherford, as well as for the future promotion of a readily identifiable brand name for the Company’s products and services in the United States and beyond.  The proposed amendment will not have any material effect on our business, operations, assets or reporting requirements; however, our common stock symbol on the OTC Bulletin Board will change following stockholder approval of our name change.

Stockholders are not required to have new stock certificates issued reflecting the name change. New stock certificates will be issued to stockholders when old stock certificates are returned to our transfer agent in connection with a transfer of shares or if requested by the stockholder. Do not send any stock certificates to us with your proxy card.

Subject to stockholder approval, on February 19, 2008, our board of directors unanimously approved a change in our name from Tactical Solution Partners, Inc. to Brekford International Corp.  If the name change is approved, we will notify the appropriate third parties of the name change.

Amendment to the Certificate of Incorporation. If the Certificate of Amendment to the First Amended and Restated Certificate of Incorporation, attached hereto as Appendix A, is approved by the stockholders at the special meeting, Article I will be revised in its entirety to read as follows:

Article I

The name of the Corporation is Brekford International Corp.

Upon stockholder approval, the First Amended and Restated Certificate of Incorporation, Article I, will be amended and restated in its entirety to read as set forth above and in Appendix A attached hereto.  Effective upon receipt of stockholder approval, the board of directors will additionally amend our bylaws and other corporate documentation to reflect the name change.

Dissenters’ Rights. Under the Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with the amendment to our First Amended and Restated Certificate of Incorporation.

Effective Date/Termination of the Amendment to the Certificate of Incorporation. The effective date of the amendment will be the date, following the approval of the stockholders, on which the Certificate of Amendment to the First Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, which date will be selected by our board of directors. Upon the filing of the Certificate of Amendment to the First Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, the name change will be effective. If, at any time prior to the effective date of the amendment, the board of directors, in its sole discretion, determines that the amendment is no longer in the Company’s and its stockholders’ best interests, the amendment may be abandoned without any further action by the stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL TO AMEND OUR FIRST AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME TO BREKFORD INTERNATIONAL CORP.

6

PROPOSAL 2 —APPROVAL OF AN AMENDMENT TO THE FIRST AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF OUR AUTHORIZED SHARES OF
COMMON STOCK FROM 100,000,000 SHARES TO 150,000,000 SHARES

Subject to stockholder approval, our board of directors unanimously adopted the Certificate of Amendment to the First Amended and Restated Certificate of Incorporation, attached hereto as Appendix A, referred to as the amendment in this proxy statement, to increase the number of our authorized shares of Common Stock from 100,000,000 shares to 150,000,000 shares. The proposed amendment, if approved, will not change the number of authorized shares of preferred stock, which will remain 20,000,000 shares.  The complete text of the proposed Certificate of Amendment to the First Amended and Restated Certificate of Incorporation is included as Appendix A to this proxy statement.

Required Vote. The affirmative vote of a majority of the outstanding shares of our Common Stock is necessary to approve this Proposal 2.

Reasons for the Amendment to the Certificate of Incorporation. If Proposal 2 is approved by the stockholders at the special meeting, our Certificate of Amendment to the First Amended and Restated Certificate of Incorporation will provide for a total of 170,000,000 authorized shares consisting of 150,000,000 shares of Common Stock, and 20,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”). The board of directors believes it is in the Company’s and its stockholders’ best interests to increase the number of shares of Common Stock that it is authorized to issue in order to provide for future issuances of Common Stock for any proper corporate purpose, such as to acquire other companies, to raise capital, to redeem outstanding warrants or other securities, and to provide for employee and director stock-based compensation, all of which are critical to the Company’s growth.

Our First Amended and Restated Certificate of Incorporation provides for 120,000,000 authorized shares of capital stock consisting of 100,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock. As of March 26, 2008, there were 63,476,469 shares of Common Stock issued and outstanding and there were no shares of Preferred Stock issued and outstanding.  We also had 17,220,000 warrants, 562,500 options and 1.5 million shares of Common Stock exercisable under a securities purchase agreement, all of which were outstanding as of March 26, 2008.  Consequently, we have the authority to issue only 17,241,031 additional shares of Common Stock.  If the stockholders approve Proposal 3 and Proposal 4 implementing the 2008 Stock Incentive Plan and 2008 Employee Stock Purchase Plan, we will be required to reserve 8.0 million shares of Common Stock for the 2008 Stock Incentive Plan and 2.0 million shares of Common Stock for the 2008 Employee Stock Purchase Plan.  Unless our First Amended and Restated Certificate of Incorporation is amended to authorize the issuance of additional shares of Common Stock, we will not have sufficient Common Stock available to issue in connection with the annual increases of Common Stock reserved for the 2008 Stock Incentive Plan, as described in Proposal 3, and the 2008 Employee Stock Purchase Plan, as described in Proposal 4, if each are adopted by stockholders at the special meeting, and for the other corporate purposes mentioned in the paragraph above.

Amendment to the Certificate of Incorporation. If the Certificate of Amendment to the First Amended and Restated Certificate of Incorporation, attached hereto as Appendix A, is approved by the stockholders at the special meeting, paragraph (A) of Article IV will be revised to read as follows:

Article IV

(A) Authorized Capital Stock. The total number of shares of capital stock which the Corporation shall have authority to issue is 170,000,000, consisting of 150,000,000 shares of common stock, with the par value of $0.0001 per share (“COMMON STOCK”), and 20,000,000 shares of preferred stock, with the par value of $0.0001 per share (“PREFERRED STOCK”).

Upon stockholder approval, the First Amended and Restated Certificate of Incorporation, Article IV, paragraph (A), will be amended and restated in its entirety to read as set forth above and in Appendix A attached hereto.

Dissenters’ Rights. Under Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with the amendment to our First Amended and Restated Certificate of Incorporation.

7

Dilutive and Other Effects of Potential New Stock Issuances. The additional shares of Common Stock, if authorized by the adoption of the proposed amendment, would have rights that are identical to the currently issued and outstanding shares of Common Stock.  Adoption of the proposed amendment and any issuance of additional shares of Common Stock may result in the dilution of the equity interests of existing Common Stockholders or warrant holders, reduce the proportionate voting power of existing Common Stockholders and may decrease the market value per share of Common Stock.  Our stockholders do not have preemptive rights with respect to our Common Stock.

Under Delaware law and our First Amended and Restated Certificate of Incorporation, no action by our stockholders is necessary and only action of our board of directors is required to authorize the issuance of any Preferred Stock. The board of directors is authorized to establish one or more classes or series of shares, to designate each class or series and to fix the terms of each class or series, including terms with respect to redemption, sinking fund, dividend, liquidation, preemptive, conversion and voting rights and preferences. Accordingly, the board of directors, without stockholder approval, may issue Preferred Stock having rights, preferences, privileges or restrictions, including voting rights that may be greater than the rights of holders of Common Stock.  There are no shares of our Preferred Stock designated, issued or outstanding.

We cannot predict the actual effect of the issuance of any shares of Preferred Stock upon the rights of holders of Common Stock until the board of directors determines the specific rights of the holders of the Preferred Stock. However, the effects may include, among other things, restricting dividends on the Common Stock, diluting the voting power of the Common Stock, impairing the liquidation rights of the Common Stock and delaying or preventing a change in control without further action by the stockholders.  The Company’s board of directors has no present plans to designate and issue any shares of Preferred Stock.

Anti-Takeover Effect of Increase in Authorized Common Stock. Although the proposal to increase the authorized capital stock may be construed as having an anti-takeover effect, because authorized and unissued Common Stock could be issued for the purpose of discouraging an attempt by another person to take control of the Company, neither our management nor our board of directors views this proposal as an anti-takeover mechanism. In addition, this proposal is not part of any plan by us to recommend a series of anti-takeover amendments to the certificate of incorporation, and we do not currently contemplate recommending the adoption of other amendments to our certificate of incorporation that could be construed to affect the ability of third parties to take over or change control of our company.

Effective Date/Termination of the Amendment to the Certificate of Incorporation. The effective date of the Certificate of Amendment of the First Amended and Restated Certificate of Incorporation will be the date on which the Certificate of Amendment of the First Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, following the approval of stockholders, which date will be selected by our board of directors. If, at any time prior to the effective date of the amendment, the board of directors, in its sole discretion, determines that the amendment to the First Amended and Restated Certificate of Incorporation is no longer in our or our stockholders’ best interests, then the amendment may be abandoned without any further action by the stockholders.

Principal Effect of Non-Approval of Proposal 2. If our stockholders do not approve this Proposal 2, we will not have sufficient Common Stock available to issue in connection the 2008 Stock Incentive Plan, as described in Proposal 3, the 2008 Employee Stock Purchase Plan, as described in Proposal 4, if each are adopted by stockholders at the special meeting, and for the other corporate purposes mentioned in the paragraph above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL TO AMEND THE COMPANY’S FIRST AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 150,000,000 SHARES.

8

EXECUTIVE COMPENSATION

The following table sets forth certain information relating to the compensation paid to (i) William A. Shafley, our Chief Executive Officer and Director, (ii) Richard A. Sajac, our President and Chief Operating Officer, (ii) Ryan E. Kirch, our Chief Financial Officer and Secretary, (iii) Chandra (C.B.) Brechin, our General Manager of Pelican, (iv) Scott Rutherford, our Director of Engineering at Pelican, and (v) Maris J. Licis, our former Vice President of Corporate Development (collectively, the “named executive officers”), during our fiscal years ended December 31, 2007 and 2006.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Award(S) ($)(3)	Non-Equity Incentive Plan Compen- sation($)	Nonqualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
William A. Shafley(5) Chief Executive Officer and Director	2007 2006	72,692 —	— —	— —	— —	— —	— —	— —	72,692 —
Richard A. Sajac(5) President and Chief Operating Officer	2007 2006	135,000 107,500	20,000 —	— —	137,500 37,500	— —	— —	— —	292,500 145,000
Ryan E. Kirch Chief Financial Officer and Secretary	2007 2006	135,000 151,269	10,000 —	192,610(1) 222,171(1)	— —	— —	— —	— —	337,610 373,440
Chandra (C.B.) Brechin General Manager, PelicanMobile; Treasurer and Director	2007 2006	135,000 151,269	100,000 50,000	— 217,500(2)	— —	— —	— —	— —	235,000 418,769
Scott Rutherford Director of Engineering, PelicanMobile and Director	2007 2006	135,000 151,269	100,000 50,000	— 217,500(2)	— —	— —	— —	— —	235,000 418,769
Maris J. Licis Former VP Corporate Development(4)	2007 2006	101,250 151,269	— —	52,500(4) 222,171(1)	—	—	—	33,288(4) —	187,038 373,440

———————

(1)

Effective August 31, 2006, we accelerated the vesting of an aggregate of 740,192 out of a total award of 8,000,000 restricted shares to Ryan E. Kirch and Maris J. Licis, 500,000 of which were subsequently transferred to Messrs. Brechin and Rutherford (250,000 shares each) for their having personally guaranteed the accounts receivable financing facility with American Bank and 240,192 were withheld by us for income tax withholding requirements. The Company reflected this compensation as restricted stock awards to Ryan E. Kirch, its Chief Financial Officer, and Maris J. Licis, its former Vice President of Corporate Development and Secretary, amounting to approximately $74,019 in additional compensation each, or a fair value of $0.20 per share. The remaining 7,259,808 shares were subject to vesting over a four-year period ending on January 19, 2010. The aggregate fair value of these shares, which amounts to $1,451,962, is being amortized over a four-year vesting period in accordance with SFAS 123R. The recognized portion of these shares amounted to $296,305 during the year ended December 31, 2006. Assumptions in estimating the fair value of this restricted stock are discussed in greater detail in Management’s Discussion and Analysis of financial condition and plan of operation. In connection with his resignation and a related severance agreement entered into on October 3, 2007, we cancelled 3,479,904 unvested restricted shares that had been granted to Mr. Licis as more fully described below in Note 4 to this table.

(2)

Represents the fair value of 375,000 shares of Common Stock transferred to Mr. Brechin and 375,000 shares of Common Stock transferred to Mr. Rutherford from Messrs. Wall, Kirch and Licis for their having personally guaranteed the accounts receivable financing facility with American Bank, amounting to $217,500 in additional compensation each, or a fair value of $0.58 per share based upon the closing trading price on August 31, 2006.

(3)

Represents the fair value of vested options granted to Mr. Sajac on March 6, 2006 in connection with his employment agreement. Assumptions in estimating the fair value of these options are discussed in greater detail in Management’s Discussion and Analysis of financial condition and plan of operation.

(4)

Mr. Licis resigned from his positions as Vice President of Corporate Development, Secretary and Director on September 27, 2007. In connection with his resignation and a related severance agreement, on October 3, 2007, we agreed to pay Mr. Licis a lump sum severance of approximately $33,288, payable in bi-weekly installments. In

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addition, we agreed to accelerate the vesting of 150,000 restricted shares of Common Stock granted to Mr. Licis in January 2006 and cancelled 3,479,904 unvested restricted shares that had been granted to him.

(5)

On February 19, 2008, the Company’s board of directors appointed William A. Shafley to serve as the Company’s chief executive officer. Mr. Shafley previously served as the Company’s Executive Vice President of Sales since August 2007. The Company and Mr. Shafley are currently negotiating the terms of Mr. Shafley’s employment agreement. In connection with the appointment of Mr. Shafley, Mr. Richard A. Sajac resigned from the position of Chief Executive Officer, effective February 19, 2008. Mr. Sajac will continue serving as the Company’s President and Chief Operating Officer.

Narrative Disclosure to Summary Compensation Table

During 2006, we entered into executive employment agreements with our executive officers at that time- Richard A. Sajac, Ryan E. Kirch, Maris J. Licis, Chandra (C.B.) Brechin and Scott Rutherford.

Our executive employment agreements with each executive officer became effective January 6, 2006, with the exception of Mr. Sajac’s agreement, which became effective on March 6, 2006, and provide that each officer shall be employed for a period of two years commencing on the effective date. The term of each agreement will automatically renew for successive one (1) year terms unless our board of directors or any successor entity provides the officer with written notice 90 days prior to the expiration of the then current term. The annual base salary for each officer under each agreement is $180,000, subject to adjustment on an annual basis. In addition to the base salary, the officer is entitled to a performance bonus as the board of directors from time to time shall determine by unanimous consent is appropriate. Each officer is eligible to participate in all our operative employee benefit and welfare plans then in effect and of which all our executive officers generally are entitled to participate, including, to the extent then in effect, group life, medical, disability and other insurance plans. The agreement contains a confidentiality provision and a non-solicitation covenant which restricts each officer’s activities during the term of the agreement and for a period of two years thereafter. The executive employment agreement with Mr. Sajac is substantially similar to the agreements with our other executive officers, with the exception of the annual base salary which amounted to $130,000. On January 1, 2007, we increased Mr. Sajac’s base salary to $135,000 per year. On October 3, 2007, we entered into a severance agreement with Mr. Licis providing for the termination of his employment agreement.

On June 2, 2006, each of the five key executives agreed to a 25% permanent reduction in annual salaries to reduce operating expenses, resulting in aggregate annual salaries of $675,000 and aggregate potential severance compensation amounting to $337,500. Other than a reduction in salary, no other amendments were made to the employment agreements.

On March 6, 2006, Mr. Sajac was granted a non-qualified option to purchase 500,000 shares of our Common Stock, at an exercise price of $0.01 per share. The options vest on the last day of each June, September, December and March, subsequent to March 6, 2006, with respect to 62,500 of the shares of Common Stock subject to the option. The remaining 62,500 shares of Common Stock subject to the option vest on March 5, 2008 under the terms of the stock option agreement. The options may not be exercised, in whole or in part, after March 6, 2016.

On October 10, 2006, Mr. Sajac was granted an additional non-qualified option to purchase 500,000 shares of our Common Stock at an exercise price of $0.01 per share. The options vest on the last day of each March, June, September and December, subsequent to October 10, 2006, with respect to 62,500 of the shares of Common Stock subject to the option. The remaining 62,500 shares of Common Stock subject to the option vest on October 9, 2008 under the terms of the stock option agreement. The options may not be exercised, in whole or in part, after October 10, 2016.

On August 27, 2007, we entered into a verbal agreement with William A. Shafley to serve as our Executive Vice President of Sales. The agreement provided for an annual salary of $210,000 per year plus benefits. On February 19, 2008, our board of directors elected Mr. Shafley Chief Executive Officer, with his annual salary to continue at the same rate. We are in the process of negotiating additional terms with Mr. Shafley that when finalized will be memorialized in a written executive employment agreement.

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On September 27, 2007, the executive employment agreement with Maris J. Licis terminated as a result of the resignation from his positions as Vice President of Corporate Development, Secretary and Director. On October 3, 2007, we entered into an agreement to pay him a lump sum severance of $33,288, which was subsequently paid in full in October 2007.

On January 6, 2008, the executive employment agreements with our executive officers Ryan E. Kirch, Chandra (C.B.) Brechin and Scott Rutherford expired. We are in the process of developing new executive employment agreements, which, subject to the approval of the board of directors, we will enter into with these key executives. Until such time as the agreements are completed, we expect to continue paying the executives a salary of $135,000 per year, payable in biweekly installments.

If the 2008 Stock Incentive Plan, as described in Proposal 3, is approved by stockholders, our executive officers will be eligible for additional stock-based compensation grants under the 2008 Stock Incentive Plan.

Outstanding Equity Awards as of December 31, 2007

The following table lists the outstanding equity incentive awards held by our named executive officers as of December 31, 2007.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Richard A. Sajac	187,500(1)	—	—	0.01	3/16/2016	—	—	—	—
President, former Chief Executive Officer and Chief Operating Officer	187,500	375,000(2)	—	0.01	10/10/2016	—	—	—	—
Ryan E. Kirch Chief Financial Officer and Secretary	—	—	—	—	—	3,629,904(3)	725,980(4)	—	—

———————

(1)

Mr. Sajac was granted an option to purchase 500,000 shares of Common Stock on March 16, 2006. The option vests quarterly over two years.

(2)

Mr. Sajac was granted an option to purchase 500,000 shares of Common Stock on October 10, 2006. The option vests quarterly over two years.

(3)

Mr. Kirch was granted 4,000,000 shares of restricted stock vesting at the end of a four-year period commencing on January 19, 2006, subject to certain conditions including his continued employment with us and accelerated vesting at the discretion of our board of directors. Mr. Kirch became vested in 370,096 shares effective August 31, 2006.

(4)

Based on the closing trading price of our common stock on December 31, 2007 as quoted on the Pink Sheets LLC, or $0.20 per share.

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DIRECTOR COMPENSATION

The following table sets forth the compensation paid to all persons who served as members of our board of directors (other than our named executive officers) during the 2007 fiscal year.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Bruce Robinson	20,000	—	—	—	4,103(1)	—

———————

(1)

The cost of medical and dental benefits under our health insurance plan for 2007.

Narrative Disclosure to Director Compensation Table

Bruce Robinson received compensation of $20,000 and benefits under our health insurance plan for his services as our sole non-employee director until December 21, 2007. We do not currently have any standard director compensation arrangement or policy for compensating our non-employee directors, but intend to implement such a policy in 2008.

If the 2008 Stock Incentive Plan, as described in Proposal 3, is approved by stockholders, our directors will be eligible for additional stock-based compensation grants under the 2008 Stock Incentive Plan.

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MEETINGS OF THE BOARD OF DIRECTORS

Our board of directors currently consists of seven members, which members are divided into three classes serving staggered three-year terms. Effective March 17, 2008, Mr. Richard A. Sajac resigned from the board of directors as a Class II director. On that date, the board of directors elected Mr. William A. Shafley to fill the vacant board of directors seat.  Mr. Shafley will serve on the board of directors as a Class II director for a term to expire at the 2009 annual meeting of stockholders.  During 2007, the board of directors held seven meetings. During 2007, each director attended more than 75% of the aggregate of (i) the number of meetings of the board of directors held during the period he served on the board of directors and (ii) the number of meetings of committees of the board of directors held during the period he served on such committees.

INDEPENDENCE OF THE BOARD OF DIRECTORS

Our independent directors are Douglas DeLeaver, Jonathan J. Fleming and John W. Poling.  The board of directors has determined that these directors are independent directors based on certain independence criterion adopted by the board of directors during 2007 and the independence standards contained in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ.  In making its determination, the board of directors considered the lack of relationships or transactions between the Company and these independent directors. We anticipate that the Company’s criteria for independence as approved during 2007 by the board of directors will be available to stockholders on our website located at http://www.tacticalsolutionpartners.com in April 2008.

COMMITTEES OF THE BOARD OF DIRECTORS

The board of directors has established an audit committee, compensation committee and corporate governance committee, each of which is described below.

Audit Committee

The audit committee assists the board of directors in maintaining the integrity of our financial statements, and of our financial reporting processes and systems of internal audit controls, and our compliance with legal and regulatory requirements. The audit committee reviews the scope of independent audits and assesses the results. The audit committee meets with management to consider the adequacy of the internal control over, and the objectivity of, financial reporting. The audit committee also meets with the independent auditors and with appropriate financial personnel concerning these matters. The audit committee selects, determines the compensation of, appoints and oversees our independent auditors. The independent auditors periodically meet with the audit committee and always have unrestricted access to the audit committee.  The audit committee currently consists of Messrs. DeLeaver, Poling and Fleming, all of whom have been determined to be “independent” as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ. Mr. Poling currently serves as Chairman of the audit committee.  In 2007, the audit committee met once.  The audit committee charter was attached to the annual proxy statement sent to stockholders and filed with the SEC on December 7, 2007, as Appendix A thereto.

Compensation Committee

The compensation committee administers incentive compensation plans, including stock option plans, and advises the board of directors regarding employee benefit plans. The compensation committee establishes the compensation structure for our senior managers, approves the compensation of our senior executives, and makes recommendations with respect to compensation of the Chief Executive Officer and our other executive officers. The compensation committee advises and makes recommendations to the board of directors on all matters concerning director compensation. The compensation committee, which was established in December 2007, currently consists of Messrs. DeLeaver, Poling and Fleming, all of whom have been determined to be “independent” as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ. Mr. Fleming currently serves as chairman of the compensation committee.  The compensation committee charter was attached to the annual proxy statement sent to stockholders and filed with the SEC on December 7, 2007, as Appendix B thereto.

Corporate Governance Committee

The corporate governance committee evaluates and recommends candidates for election to board of directors, reviews the performance and contribution of directors, recommends membership for standing committees, reviews director independence,

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and adopts and reviews Company corporate governance guidelines and codes of conduct. The corporate governance committee, which was established in February 2008, currently consists of Messrs. Brechin, DeLeaver, Fleming, Poling, and Rutherford, the majority of whom have been determined to be “independent” under certain independence criteria adopted by our board of directors and as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ.  Mr. DeLeaver currently serves as chairman of the corporate governance committee.  The corporate governance committee charter is attached hereto as Appendix B.

STOCKHOLDER NOMINATIONS

Our bylaws provide that any nomination by a stockholder must be made by written notice to the Secretary delivered or mailed to and received at our principal executive offices: (i) with respect to an election to be held at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days from the anniversary date of the preceding year’s annual meeting date, written notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which public disclosure of the date of the annual meeting was made, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which the first public disclosure of the date of the special meeting was made. Delivery of the nomination should be made by hand, or by certified or registered mail, return receipt requested.

Our bylaws further provide that the public announcement of an adjournment of any annual or special meeting commence a new time period for giving of a stockholder notice as described above. A stockholder’s notice to the Secretary should set forth (x) as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of our shares of Common Stock which are beneficially owned by such person, (4) any other information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such person as our director under securities laws, had the nominee been nominated by the board of directors, and (5) such person’s written consent to being named in any proxy statement as a nominee and to serving as a director if elected; and (y) as to the stockholder giving notice: (1) the name and address, as they appear in our records, of such stockholder, (2) the class and number of shares of our stock which are beneficially owned by such stockholder (determined as provided in clause (x)(3) above), (3) a representation that the stockholder is a holder of record of stock entitled to vote on the election of directors at such meeting and that such stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (4) a description of all agreements, arrangements or understandings between the stockholder and each nominee of the stockholder and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. At the request of the board of directors any person nominated by the board of directors for election as a director is required to furnish to our Secretary that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director. The chairman of the meeting at which a stockholder nomination is presented shall, if the facts warrant, determine and declare to the meeting that such nomination was not made in accordance with the procedures prescribed by our bylaws, and, in such event, the defective nomination will be disregarded.

DIRECTOR ATTENDANCE AT THE ANNUAL MEETING OF STOCKHOLDERS

We have no formal policy regarding attendance by our directors at annual stockholders meetings.  All of our directors attended last year’s annual meeting of stockholders, except Mr. Robinson.

COMMUNICATIONS WITH STOCKHOLDERS

We have no formal policy regarding attendance by our directors at annual stockholders meetings and we did not hold a 2006 annual meeting of stockholders. Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with our President and Chief Executive Officer, our non-management directors or the audit committee. Such communications may be confidential or anonymous, and may be e-mailed or submitted in writing addressed care of Richard A. Sajac, President and Chief Operating Officer at 7020 Dorsey Road, Suite C, Hanover, MD 21076.  All such concerns will be forwarded to the appropriate directors for their review, and will be simultaneously reviewed and addressed by the proper executive officers in the same way that other concerns are addressed by us.

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PROPOSAL 3 — APPROVAL OF OUR 2008 STOCK INCENTIVE PLAN

The 2008 Stock Incentive Plan, referred to in this proxy statement as the Incentive Plan, was unanimously approved by our board of directors on February 19, 2008, subject to stockholder approval.  Set forth below is a summary of the certain provisions and principal features of the Incentive Plan.  This summary is qualified in its entirety by reference to the complete text of the Incentive Plan, which is attached to this proxy statement as Appendix C.  Stockholders are urged to read the actual text of the Incentive Plan in its entirety.

Reasons for Adopting the Incentive Plan.  The purpose of the Incentive Plan is to promote the Company and our stockholder’s long term interests by stimulating the efforts of employees who are selected to participate in the Incentive Plan, aligning the long term interests of participants with those of the Company and our stockholders, and assisting the Company in attracting and retaining key employees.  The Incentive Plan permits the grant of stock options, restricted stock, restricted stock units and other forms of stock-based compensation to selected persons providing services to the Company (including non-employee directors).  Stockholder approval of the Incentive Plan is recommended because our board of directors believes it is in our and our stockholder’s best interests to (i) encourage stock ownership by our officers, employees, directors and consultants under the terms of the Incentive Plan, (ii) ensure that a sufficient number shares of our Common Stock are available under the Incentive Plan for awards to attract, retain, reward and motivate our officers, employees, directors and consultants and those of our subsidiaries and (iii) comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Required Vote.  The affirmative vote of a majority of the votes cast, either in person or by proxy, at the special meeting by the holders of the outstanding shares of our Common Stock (one vote per share) is necessary to approve this Proposal 3.

Administration.  The Incentive Plan is to be administered by our board of directors or, if so designated by the board of directors, a committee consisting of not less than two and not more than five members of the board of directors, each member of which must be a “non-employee director” as defined under Rule 16b-3 under the Exchange Act and an “outside director” for purposes of Section 162(m) of the Code. However, except as otherwise required to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or Section 162(m) of the Code, the board of directors may exercise any power or authority granted to the committee, if any.

The board of directors, or committee that administers the Incentive Plan, is authorized to select the recipients of awards pursuant to the Incentive Plan, to establish the terms of the awards granted to each recipient, and to make all other determinations necessary or advisable under the Incentive Plan.  The board of directors, or committee that administers the Incentive Plan, shall have the sole discretion to determine whether the performance of an eligible person warrants an award under the Incentive Plan, and to determine the size and type of the award.  The board of directors, or committee that administers the Incentive Plan, in the exercise of its powers, may correct any defect or supply any omission, or reconcile any inconsistency in the Incentive Plan, or in any agreement, in the manner and to the extent it deems necessary or expedient to make the Incentive Plan fully effective.  The board of directors, or committee that administers the Incentive Plan, also has the power to determine the duration and purposes of leaves of absence which may be granted to a recipient without constituting a termination of the recipient’s employment for purposes of the Incentive Plan.  Any of the determinations of the board of directors, or committee that administers the Incentive Plan, will be final and binding on all persons. The board of directors, or committee that administers the Incentive Plan, will have the right to construe the Incentive Plan and the awards granted pursuant thereto, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Incentive Plan and the awards granted pursuant thereto, and such action shall be final, binding and conclusive upon all parties concerned.

Eligibility.  The persons eligible to receive awards under the Incentive Plan are persons who perform services for us, whether as a director, officer, employee, consultant or other independent contractor that the board of directors, or committee that administers the Incentive Plan, designates as eligible to receive an award under the Incentive Plan. As of the record date, March 26, 2008, approximately 5 officers, 4 non-employee directors, 2 other key employees and 2 consultants were eligible to participate in the Incentive Plan.

Common Stock Available for Awards.  The maximum number of shares of our Common Stock that may be issued and delivered under the Incentive Plan is 8.0 million shares, subject to readjustment in certain circumstances.  The board of directors, or committee administering the Incentive Plan, shall be authorized to adjust the maximum number of shares to be granted under the Incentive Plan and adjust the outstanding awards, including adjustments to exercise prices of options and other affected terms of awards, in the event that a reorganization, merger, consolidation, reclassification, recapitalization,

15

combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of our Common Stock occurs.

Annual Per-Person Limitations.  The maximum number of shares of Common Stock that may be granted to any recipient under the Incentive Plan shall be limited by the constraints imposed by Section 162(m) of the Code.

Awards Under the Incentive Plan.  Awards made pursuant to the Incentive Plan may be in the form of stock options, restricted stock or restricted stock units.  Each award granted under the Incentive Plan shall be evidenced by an agreement, a form of such is included in the appendices of the Incentive Plan attached hereto as Appendix C.

Stock Options.  Under the Incentive Plan, the board of directors, or committee that administers the Incentive Plan, may grant stock options, which may be in the form of incentive stock options or non-qualified stock options.  Incentive stock options, or ISOs, are stock options that satisfy all of the requirements of Section 422 of the Code and the regulations thereunder, which can result in potentially favorable tax treatment to the participant.  Non-qualified stock options are options that either (i) do not satisfy all of the requirements of Section 422 of the Code and the regulations thereunder, or (ii) whose terms provide that that the option will not be treated as an ISO. Unless the context otherwise requires, the term “option” as used in this proxy statement includes both ISOs and non-qualified stock options.

The exercise price per share subject to an option are determined by the board of directors, or committee that administers the Incentive Plan, but must not be less than the fair market value of a share of our Common Stock on the date of grant; provided, that the price per share of an ISO granted to an employee who at the time of grant owns more than 10% of our total combined voting stock or of any of our subsidiaries, as the case may be, cannot be less than 110% of the fair market value of a share of our Common Stock on the date of grant. For purposes of the Incentive Plan, the term “fair market value” means the fair market value of our Common Stock, awards or other property as determined by the board of directors, or committee that administers the Incentive Plan, under procedures established by the board of directors, or committee that administers the Incentive Plan. The maximum term of each option and provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by board of directors, or committee that administers the Incentive Plan, except that no option may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, the withholding of shares of our Common Stock issuable upon exercise of the ISO, or with the consent of board of directors, or committee that administers the Incentive Plan, shares of our Common Stock.

Restricted Stock and Restricted Stock Units.  The board of directors, or committee that administers the Incentive Plan, may grant awards of restricted stock or restricted stock units to recipients in such amounts as the board of directors, or committee that administers the Incentive Plan, determines in its sole discretion.  Such awards may be subject to restrictions or forfeiture for a period of time as stipulated by the board of directors, or committee that administers the Incentive Plan, which may differ by recipient.  The dollar value of awards of restricted stock granted under the Incentive Plan will be based upon the fair market value of Common Stock on the date of grant.  Subject to certain conditions, if the grantee ceases to maintain “continuous service” with the Company for any reason other death or disability, all shares which at the time of such termination of continuous service are subject to restrictions provided in the agreement will upon such termination of continuous service be forfeited to the Company.

Other Terms of Awards.  The board of directors, or committee that administers the Incentive Plan, may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our Common Stock or other property to be distributed will be withheld, or previously acquired shares of our Common Stock or other property be surrendered by the participant, to satisfy withholding and other tax obligations.  Awards granted under the Incentive Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the board of directors, or committee that administers the Incentive Plan, may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

The board of directors, or committee that administers the Incentive Plan, may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our Common Stock or other property to be distributed will be withheld, or previously acquired shares of our Common Stock or other property be surrendered by the participant, to satisfy withholding and other tax obligations.  Awards granted under the Incentive Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the board of directors, or committee that administers the

16

Incentive Plan, may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

Awards under the Incentive Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant, as distinguished from the exercise, except to the extent required by law.  However, the board of directors, or committee that administers the Incentive Plan, may grant awards in exchange for other awards under the Incentive Plan, awards under any other of our employee plans, or other rights to payment from us, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Amendment and Termination.  The board of directors may alter, amend, or terminate the Incentive Plan from time to time without approval of the stockholders of the Company. The board of directors may, however, condition any amendment on the approval of the stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other laws applicable to the Company, the Incentive Plan, recipients or eligible persons.  Any amendment, whether with or without the approval of stockholders of the Company, that alters the terms or provisions of an award granted before the amendment (unless the alteration is expressly permitted under the Incentive Plan) will be effective only with the consent of the recipient of the award or the holder currently entitled to exercise the award.

Effect of Approval of Proposal 1.  In the event that the stockholders approve Proposal 1, which relates to the amendment of our First Amended and Restated Certificate of Incorporation to change our name, all references in the Incentive Plan to Tactical Solution Partners, Inc. will be deemed to be references to Brekford International Corp.

New Plan Benefits.  No awards have been determined pursuant to the Incentive Plan to date.  Because benefits under the Incentive Plan will depend on the future actions of the board of directors, or committee that administers the Incentive Plan, and the fair value of our Common Stock at various future dates, it is not possible to determine benefits that will be received by directors, executive officers, other employees and consultants if the Incentive Plan is approved by stockholders.  As of March 26, 2008, the fair value of our Common Stock was $.27 per share as quoted on the OTC Bulletin Board.

Federal Income Tax Consequences of Awards.  The Incentive Plan is not qualified under the provisions of section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE CODE, AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

Incentive Stock Options.  The Incentive Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code. Under the Code, a person granted a stock option, or optionee, generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised, a time period referred to as the “Required Holding Period,” the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period, which is a “Disqualifying Disposition,” the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

17

An optionee who exercises an incentive stock option by delivering shares of our Common Stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” the exercise of an incentive stock option without the imposition of current income tax. Pyramiding is the exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of our Common Stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Non-Qualified Stock Options. The Incentive Plan provides for the grant of non-qualified stock awards. Generally, there will be no federal income tax consequences to either the optionee or us on the grant of non-qualified stock options pursuant to the Incentive Plan. On the exercise of a non-qualified stock option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the exercise price of the shares. We will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162(m) of the Code) in an amount equal to such excess, provided that we comply with applicable reporting rules. Upon the sale of stock acquired by exercise of a non-qualified stock option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

An optionee who surrenders shares in payment of the exercise price of a non-qualified stock option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an incentive stock option and the delivery of such shares is a disqualifying disposition. The optionee will recognize ordinary income on the exercise of the non-qualified stock option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise. In the event of a permitted transfer by gift of a non-qualified stock option, the transferor will remain taxable on the ordinary income realized as and when such non-qualified stock option is exercised by the transferee. All other tax consequences described above will be applicable to the transferee of the non-qualified stock option. A permitted transfer by gift of a non-qualified stock option may result in federal transfer taxes (gift tax) to the transferor at such time as the option is transferred, as well as such later time or times as the non-qualified stock option vests, if not fully vested on the date of the initial transfer.

Restricted Stock Awards. The Incentive Plan provides for the grant of restricted stock awards. The grant of restricted shares will not, by itself, result in the recognition of taxable income to the participant nor entitle us to a deduction at the time of such grant. In the case of participants who are subject to Section 16(b) of the Exchange Act, which provides that any profit realized by an officer, director or 10% beneficial owner of Common Stock, referred to as a Section 16 insider, from any purchase and sale or sale and purchase of stock within any period of six months is recoverable by us, Section 83 of the Code may postpone the recognition of income.

Holders of restricted shares will recognize ordinary income on the date that the restricted shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. A holder of restricted shares, including a Section 16 insider, may generally elect under Section 83(b) of the Code to recognize ordinary income on the date of the grant of the restricted shares in the amount of the fair market value of the restricted shares on that date. The

18

election under Section 83(b) must be made by the participant holding restricted shares within 30 days of the grant of the restricted shares. Provided that we meet our federal reporting obligations with respect to the restricted shares, and subject to the limitations of Section 162(m) of the Code, we will be entitled to a tax deduction equal to the amount of ordinary income recognized by the holder. Holders of restricted shares will also recognize ordinary income equal to any dividend or dividend-equivalent payments when such payments are received. If the holder of the restricted shares makes a Section 83(b) election and subsequently forfeits the restricted shares, the holder will not be entitled to a deduction for the amount previously included as income.

Section 162 Limitations.  The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company’s tax deduction for compensation to “covered employees” in excess of $1 million in any tax year beginning on or after January 1, 1994. “Covered employees” include the CEO and each of the three most highly compensated executives whose compensated executives whose compensation must be reported to stockholders as a result of the executive’s being one of the company’s highest compensated officers. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that options granted to employees whom the committee expects to be covered employees at the time a deduction arises in connection with options, will qualify as such “performance-based compensation,” so that options will not be subject to the Section 162(m) deductibility cap of $1 million. Restricted stock awards, the vesting of which is contingent on satisfaction of one or more of the performance criterion set forth in the Incentive Plan may also qualify as such “performance-based compensation” and, to the extent they qualify, will not be subject to the Section 162(m) deductibility cap.  Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that awards under the Incentive Plan will qualify as “performance-based compensation” that is fully deductible by us under Section 162(m).

Importance of Consulting Tax Adviser.  The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of our Common Stock acquired as a result of an award.

THE FEDERAL TAX DISCUSSION CONTAINED HEREIN IS NOT INTENDED TO BE USED, AND CANNOT BE USED, BY THE STOCKHOLDERS OR ANY OTHER PERSON FOR THE PURPOSE OF AVOIDING ANY PENALTIES THAT MAY BE IMPOSED BY THE CODE. THE FEDERAL TAX DISCUSSION CONTAINED HEREIN WAS WRITTEN TO SATISFY THE REQUIREMENTS OF SEC REGULATIONS. STOCKHOLDERS SHOULD SEEK ADVICE FROM THEIR OWN INDEPENDENT TAX ADVISORS CONCERNING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF AWARDS BASED ON THEIR PARTICULAR CIRCUMSTANCES.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2008 STOCK INCENTIVE PLAN.

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PROPOSAL 4 — APPROVAL OF OUR 2008 EMPLOYEE STOCK PURCHASE PLAN

The 2008 Employee Stock Purchase Plan, referred to in this proxy statement as the ESPP, was unanimously adopted by our board of directors on February 19, 2008, subject to stockholder approval.  Set forth below is a summary of the certain provisions and principal features of the ESPP.  This summary is qualified in its entirety by reference to the complete text of the ESPP, which is attached to this proxy statement as Appendix D.  Stockholders are urged to read the actual text of the ESPP in its entirety.

Reasons for Adopting the Stock Purchase Plan.  The purpose of the ESPP is to provide employees of the Company and designated subsidiaries with an opportunity to purchase Common Stock through accumulated payroll deductions through an employee stock purchase plan pursuant to Section 423 of the Code.  Stockholder approval of the ESPP is recommended because our board of directors believes it is in our and our stockholder’s best interests to encourage and enable our eligible employees and the employees of our designated subsidiaries to acquire a proprietary interest in our Company through the ownership of Common Stock.

Required Vote.  The affirmative vote of a majority of the votes cast, either in person or by proxy, at the special meeting by the holders of the outstanding shares of our Common Stock (one vote per share) is necessary to approve this Proposal 4.

Share Authorization. The ESPP provides that up to 2.0 million shares of the Company’s Common Stock may be issued and sold pursuant to the ESPP, plus an annual increase to be added on the first day of each fiscal year beginning with the 2009 fiscal year.  In addition to the annual increase, the number of shares authorized for issuance under the ESPP and participants’ rights under the ESPP will be adjusted as the committee determines is equitably required in the event of a stock split, stock dividend, merger, spinoff or other similar changes in the Company’s capitalization.

Administration.  The ESPP is to be administered by our board of directors or by any committee designated by the board of directors to administer the ESPP.  The board of directors, or committee that administers the ESPP, will have full and exclusive discretionary authority to construe, interpret and apply the terms of the ESPP, adopt rules and regulations as necessary for the administration of the ESPP and all of its decisions will be final and binding upon all parties.

Eligibility.  Each individual employed for at least twenty hours per week and more than five months of service in any calendar year shall be considered an eligible employee under the ESPP, along with certain other individuals determined, from time to time, to be eligible employees at the discretion of the board of directors, or committee that administers the ESPP.

Participation.  An eligible employee may participate in the ESPP by completing the enrollment procedures prescribed by the board of directors, or committee administering the ESPP, and authorizing payroll deductions that are used to purchase shares of our Common Stock, in an amount that may not exceed 15% of the individual’s monthly compensation. Participants may discontinue or change their payroll deductions at any time. However, no more than one change may be made during any offering period (described below). Participants may withdraw from the ESPP all, but not less than all, of their payroll deductions credited but not yet used to exercise options and receive a refund of such contributions (without interest), at any time.

Offering Periods and Purchases.  Unless the board of directors, or committee that administers the ESPP, determines otherwise, each “offering period” under the ESPP lasts six months and begin on each May 15 and November 15 (or such other durations and dates as the board of directors, or committee that administers the ESPP, shall determine in accordance with the ESPP). The first day of the offering period is referred to as the “offering date” and the last day of each offering period is referred to as the “exercise date.”

Payroll deductions for each participant are accumulated during the ESPP offering periods and at the end of an offering period, unless the participant has withdrawn from the ESPP, payroll deductions are applied automatically to purchase Common Stock on the exercise date.  The number of shares of Common Stock purchased for each participant is determined by dividing the participant’s accumulated contributions by the purchase price for that offering period, with a maximum purchase during each offering period of 2,500 shares of Common Stock (subject to changes related to adjustment, dissolution, liquidation, merger or a change in control of the Company).  The purchase price for an offering period is the lesser of 85% of the fair market value of a share of Common Stock on the offering date or 85% of the fair market value of a share of Common Stock on the exercise date. Prior to the start of an offering period, the committee may advise participants that the purchase price will be determined under a different formula, subject to compliance with Section 423 of the Code. No fractional shares of Common Stock will be purchased and any payroll deductions accumulated in the participant’s account insufficient to

20

purchase a full share will be retained in the participant’s account to be applied to purchases in future offering periods.  Any other funds left over in a participant’s account after the exercise date will be returned to the participant.

Non-Transferability.  Rights to purchase Common Stock under the ESPP by not be transferred by a participant and may be exercised during a participant’s lifetime only by the participant.

Amendment and Termination.  The board of directors, or committee administering the ESPP, without the approval of the stockholders of the Company, may amend, suspend or terminate the ESPP at any time and for any reason, change or terminate offering periods, or modify, amend or terminate the ESPP to reduce or eliminate unfavorable financial accounting consequences of the ESPP, all subject to the overriding constraint that the ESPP must be administered in accordance with the requirements of Section 423 of the Code.

Effect of Approval of Proposal 1.  In the event that the stockholders approve Proposal 1, which relates to the amendment of our First Amended and Restated Certificate of Incorporation to change our name, all references in the ESPP to Tactical Solution Partners, Inc. will be deemed to be references to Brekford International Corp.

New Plan Benefits.  No offering periods have been completed pursuant to the ESPP to date.  Because the number of shares acquired under the ESPP depend on the elections made by participants, the Company is not able to estimate the number of shares that may be acquired under the ESPP by the Company’s named executive officers, all current executive officers, all current directors who are not executive officers as a group and all employees (including all current officers who are not executive officers as a group).

Federal Income Taxes. The following is a brief summary of the federal income tax rules that apply to the ESPP.

THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE ESPP AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE CODE AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY, WHICH ARE SUBJECT TO CHANGE, AND SUMMARIZES FEDERAL TAX LAW ONLY, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES MAY BE SUBSTANTIALLY DIFFERENT.

Purchases of the Common Stock under the ESPP are intended to qualify for favorable tax treatment under Section 423 of the Code and as such, not intended to result in taxable income to the participant or a deduction for the Company, provided that the participant does not dispose of the shares within two years after the offering date.

If the participant disposes of shares acquired under the ESPP within two years after the offering date, the participant will recognize ordinary income equal to the excess of the fair market value of the Common Stock on the exercise date over the purchase price for the shares. If the disposition is a taxable sale or exchange, the amount recognized as ordinary income is added to the purchase price of the shares for purposes of determining the gain or loss recognized on the sale or exchange. The Company will be entitled to deduct the amount of ordinary income recognized by the participant on account of a disposition of the shares within two years after the offer date.

If the participant disposes of shares acquired under the ESPP at least two years after the offering date, the participant will recognize ordinary income equal to the lesser of (1) the amount by which the fair market value of the shares at the time of the disposition exceeds the purchase price or (2) the amount by which the fair market value of the shares on the offering date exceeds the purchase price. If the disposition is a taxable sale or exchange, the amount recognized as ordinary income is added to the purchase price of the shares for purposes of determining the gain or loss recognized on the sale or exchange. The Company will not be entitled to deduct the amount of ordinary income recognized by the participant on account of a disposition of the shares that is at least two years after the offering date.

THE FEDERAL TAX DISCUSSION CONTAINED HEREIN IS NOT INTENDED TO BE USED, AND CANNOT BE USED, BY THE STOCKHOLDERS OR ANY OTHER PERSON FOR THE PURPOSE OF AVOIDING ANY PENALTIES THAT MAY BE IMPOSED BY THE CODE. THE FEDERAL TAX DISCUSSION CONTAINED HEREIN WAS WRITTEN TO SATISFY THE REQUIREMENTS OF SEC REGULATIONS. STOCKHOLDERS SHOULD SEEK ADVICE FROM THEIR OWN INDEPENDENT TAX ADVISORS CONCERNING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF AWARDS BASED ON THEIR PARTICULAR CIRCUMSTANCES.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2008 EMPLOYEE STOCK PURCHASE PLAN.

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OTHER BUSINESS

We know of no other business to be brought before the special meeting. If, however, any other business should properly come before the special meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

STOCKHOLDER PROPOSALS

Stockholders interested in presenting a proposal for consideration at our 2008 annual meeting of stockholders may do so by following the procedures set forth in our bylaws as well as prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in our proxy statement and form of proxy relating to the annual meeting, stockholder proposals must be received by our Secretary no later than August 23, 2008.

After the August 23, 2008 deadline, a stockholder may present a proposal at our annual meeting of stockholders if it is submitted to our Secretary at the address below, but we are not obligated to present the matter in our proxy materials.

Should the annual meeting of stockholders be advanced or delayed by more than 30 days from December 21, 2008, we will inform stockholders of such change in our earliest possible quarterly report on Form 10-QSB, or, if impracticable, by any means reasonably calculated to inform stockholders. If the annual meeting date is so modified, stockholders proposals will be considered timely if they are submitted within a reasonable time prior to the mailing of our proxy materials for the annual meeting.

Any stockholder proposals should be addressed to William A. Shafley, Chief Executive Officer, of Tactical Solution Partners, Inc., at 7020 Dorsey Road, Suite C, Hanover, MD 21076.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Marcum & Kliegman LLP serves as our independent registered public accounting firm. One or more representatives of Marcum & Kliegman LLP are expected to be present at the special meeting to answer questions from stockholders, and will have the opportunity to make a statement if they wish to do so.

ADDITIONAL INFORMATION

Copies of our registration statement on Form 10-SB filed on July 6, 2007, as amended on September 21, 2007, October 18, 2007, November 16, 2007 and November 27, 2007, and annual report on Form 10-K, as filed with the SEC on March 18, 2008, are available upon request or alternatively may be accessed at the Securities and Exchange Commission’s web site located at http://www.sec.gov.  The registration statement and annual report are not a part of the proxy solicitation materials.

We file annual, quarterly and periodic reports, proxy statements and other information with the SEC.  These filings are available to the public on the SEC’s web site at http://www.sec.gov.  Copies of these documents may be obtained at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330.

.

By Order of the Board of Directors,

William A. Shafley
Chief Executive Officer

Hanover, Maryland

April 14, 2008

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APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

FIRST AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

TACTICAL SOLUTION PARTNERS, INC.

It is hereby certified that:

1.

The name of the corporation (hereinafter called the “Corporation”) is Tactical Solution Partners, Inc.

2.

The First Amended and Restated Certificate of Incorporation is hereby amended as follows:

(a)

Article I is hereby amended and restated in its entirety to read as follows:

“The name of the Corporation is Brekford International Corp.”

(b)

Article IV(A) is hereby amended and restated in its entirety to read as follows:

Authorized Capital Stock. The total number of shares of capital stock which the Corporation shall have authority to issue is 170,000,000, consisting of 150,000,000 shares of common stock, with the par value of $0.0001 per share (“COMMON STOCK”), and 20,000,000 shares of preferred stock, with the par value of $0.0001 per share (“PREFERRED STOCK”).

3.

The amendment of the First Amended and Restated Certificate of Incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned Chief Executive Officer of the Corporation has executed this Certificate of Amendment of the First Amended and Restated Certificate of Incorporation as of the ____ day of ____________, 2008.

Name:	William A. Shafley
Title:	Chief Executive Officer

A-1

APPENDIX B

TACTICAL SOLUTION PARTNERS, INC.

CHARTER OF THE

CORPORATE GOVERNANCE COMMITTEE

February 2008

PURPOSE

The purpose of the Corporate Governance Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Tactical Solution Partners, Inc. (the “Company”) in the evaluation and implementation of the Corporate Governance Guidelines, including the functions described below, and to help ensure the effective functioning of the Board.

COMPOSITION

The Committee shall consist of no fewer than three members, all of whom shall be independent directors. The members shall be appointed by the Board. The Committee members shall annually appoint a Chairman of the Committee.

RESPONSIBILITIES AND DUTIES

The Committee’s responsibilities include:

1.

Evaluate and recommend appropriate candidates identified by the Committee for election to the Board.

2.

Review the performance and contribution of Directors standing for reelection and recommend to the full Board their reelection, as appropriate.

3.

Review annually the overall performance and contribution of the Board and its Committees to enhancing shareholder value, and recommend any areas for improvement to the Board.

4.

Annually recommend the membership of the standing Committees for approval by the Board.

5.

Review periodically as it deems appropriate, but at least annually, the standards to be applied by the Board in making determinations as to whether a director should be deemed an Independent Director, to recommend to the Board any modifications to these standards that the Committee deems desirable, and to provide to the Board the Committee’s assessment of which directors should be deemed Independent Directors under the then-current standards and under any recommended modifications to the standards.

6.

Evaluate, monitor and improve various Board and Committee processes, including agendas, minutes, conduct of Board and committee meetings, and information flow to Directors.

7.

Adopt and review periodically the Corporate Governance Guidelines of the Company and Codes of Conduct for officers, Directors and other employees of the Company, and recommend any amendments to the Board.

The Committee will also perform any other activities consistent with this Charter, the Company’s By-laws and governing law as the Committee or the Board deems necessary or appropriate. The Committee will maintain minutes of all Committee meetings.

B-1

The Committee will meet as often as necessary to properly discharge and perform its duties and responsibilities. Any action required or permitted to be taken at a meeting of the members of the Committee may be taken without a meeting if a consent in writing, setting forth the action, is signed by all of the members of the Committee. Such consent shall have the same force and effect as a unanimous vote. The Committee will file all written consents with the minutes of the proceedings of the Committee.

All actions of the Committee will be reported to the Board at the next meeting succeeding such action. In addition, the Committee will provide an annual report to the Board regarding the status and disposition of the above matters.

B-2

APPENDIX C

TACTICAL SOLUTION PARTNERS, INC.

2008 STOCK INCENTIVE PLAN

1.

Purpose.  The purpose of this 2008 Stock Incentive Plan (the “Plan”) is to further the interests of Tactical Solution Partners, Inc., a Delaware corporation (the "Company"), by stimulating the efforts of employees who are selected to participate in the Plan, aligning the long term interests of participants with those of the Company's shareholders, and assisting the Company in attracting and retaining key employees.  The Plan permits the grant of stock options, restricted stock, restricted stock units and other forms of stock-based compensation to selected persons providing services to the Company (including non-employee directors).

2.

Definitions.  The following definitions will apply to the Plan:

“Award” means, individually or collectively, a stock option (whether an Incentive Stock Option or Nonqualified Stock Option), restricted stock or restricted stock unit that is granted under the Plan.

“Board” means the board of directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee appointed by the Board to administer the Plan or, if the Board does not appoint a Committee, “Committee” means the Board.

“Common Stock” means the Common Stock, par value $.0001 per share, of the Company, or such other class of shares or securities as to which the Plan may be applicable pursuant to Section 9 of the Plan.

“Company” means Tactical Solution Partners, Inc. and its Subsidiaries (if any).

“Date of Grant” means the date on or as of which an Award is granted, as specified by the Committee.

“Disability” means “disability” as defined in the Company’s long term disability plan or policy.

“Eligible Person” means any person who performs services for the Company, whether as a director, officer, Employee, consultant or other independent contractor.

“Employee” means any person employed on an hourly or salaried basis by the Company.

“Fair Market Value” means, with respect to the Common Stock, (i) if the Common Stock is listed for trading on a national securities exchange, the closing sale price, regular way, of the Common Stock on the principal national securities exchange on which the Common Stock is listed for trading on the trading day next preceding the date as of which Fair Market Value is being determined, or if no sale is reported on such date, the average of the closing bid and asked prices of the Common Stock on such exchange on such date, (ii) if the Common Stock is not listed for trading on any national securities exchange but is listed or quoted on the NASDAQ Stock Market or other interdealer electronic quotation service (i.e. Pink Sheets, Over-the-Counter Bulletin Board), the closing sale price of the Common Stock on the trading day next preceding the date as of which Fair Market Value is being determined as reported in NASDAQ or other quotation service, as the case may be, or if no sale is reported on such date, the average of the closing bid and asked prices of the Common Stock on such day as reported in NASDAQ or other quotation service, as the case may be, and (iii) if the Common Stock is not publicly traded on the date as of which Fair Market Value is being determined, Fair Market Value shall be as determined by the Board, using such factors as the Board considers relevant, such as the price at which recent sales have been made, the book value of the Common Stock, and the Company’s current and projected earnings.

“Incentive Stock Option” means a stock option, granted pursuant to this Plan or any other Company plan, that satisfies the requirements of Section 422 of the Code and that entitles the Recipient to purchase stock of the Company.

“Nonqualified Stock Option” means a stock option, granted pursuant to the Plan, that is not an Incentive Stock Option and that entitles the Recipient to purchase stock of the Company.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option.

“Option Agreement” means a written agreement, between the Company and a Recipient, that sets out the terms and restrictions of an Option Award.

“Option Shareholder” means an Employee who has acquired Shares upon exercise of an Option.

“Option Shares” means Shares that a Recipient receives upon exercise of an Option.

“Period of Restriction” means the period beginning on the Date of Grant of a Restricted Stock or Restricted Stock Unit Award and ending on the date on which all restrictions applicable to the Shares or Restricted Stock Units subject to such Award expire.

“Plan” means this Tactical Solution Partners, Inc. 2008 Stock Incentive Plan, as amended from time to time.

“Recipient” means an individual who receives an Award.

“Restricted Stock” means an Award granted pursuant to Section 7 of the Plan consisting of Shares subject to such terms and restrictions as shall be established by the Committee.

"Restricted Stock Unit" means an Award granted pursuant to Section 7 of the Plan consisting of the right to receive one Share subject to, and upon satisfaction of, such vesting and other criteria, and subject to such restrictions on transfer and other terms and restrictions, as shall be established by the Committee.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 9 of the Plan.

“Subsidiary” means any corporation 50 percent or more of the voting securities of which are owned directly or indirectly by the Company at any time during the existence of the Plan.

“Unvested Shares” means Shares issued upon exercise of an Option, or Shares issuable pursuant to the terms of Restricted Stock Unit Awards, which shall be subject to the provisions of Section 7 and shall otherwise be subject to such terms and restrictions as shall be established by the Committee.

3.

Administration.  The Committee will administer the Plan. The Committee shall consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a “non-employee director” within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of non-employee directors shall not prevent an Award from being considered granted under this Plan. The Committee has the exclusive power to select the Recipients of Awards pursuant to the Plan, to establish the terms of the Awards granted to each Recipient, and to make all other determinations necessary or advisable under the Plan.  The Committee has the sole discretion to determine whether the performance of an Eligible Person warrants an Award under the Plan, and to determine the size and type of the Award.  The Committee, in the exercise of its powers, may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Agreement, in the manner and to the extent it deems necessary or expedient to make the Plan fully effective.  The Committee also has the power to determine the duration and purposes of leaves of absence which may be granted to a Recipient without constituting a termination of the Recipient’s employment for purposes of the Plan.  Any of the Committee’s determinations will be final and binding on all persons. The Committee shall have the right to construe the Plan and the Awards granted pursuant thereto, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the Awards granted pursuant thereto, and such action shall be final, binding and conclusive upon all parties concerned.  No member of the Committee shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee, or for the acts or omissions of any other members of a Committee.  Subject to the numerical limitations on Committee membership set forth herein, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause.  Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

4.

Shares Subject to Plan.  Subject to the readjustment provisions of Section 9 of the Plan, the maximum aggregate number of Shares that may be issued and delivered under the Plan is 8 million.  If an Award expires, lapses, terminates or becomes unexercisable, in whole or in part, the unissued Shares subject to such Award will be available for other Awards under the Plan.  Shares issued pursuant to Awards of Restricted Stock which are forfeited by the Recipient and Shares which the Company refrains from issuing for purposes of satisfying Withholding Requirements will be available for other Awards under the Plan. Reacquired Shares may also be used to grant Awards under this Plan.  Subject to adjustment under this Plan, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Recipient under the Plan shall be applied consistently with Section 162(m) of the Code ("Section 162(m)").

5.

Eligibility. Any Eligible Person that the Committee in its sole discretion designates is eligible to receive an Award under the Plan.  All officers, directors and key employees of and important consultants and/or advisors to the Company and of or to any present or future Company parent or subsidiary corporation are eligible to receive Awards under this Plan. Only an Employee may receive an Incentive Stock Option.  The Committee’s grant of an Award to a Recipient in any year does not entitle the Recipient to an Award in any other year.  Furthermore, the Committee may grant different types of Awards to different Recipients.  The Committee may consider such factors as it deems pertinent in selecting Recipients and in determining the types and sizes of their Awards. Recipients may include persons who previously received stock, stock options, or other benefits under the Plan or another plan of the Company or a Subsidiary, whether or not the previously granted benefits have been fully exercised or vested.  An Award will not enlarge or otherwise affect a Recipient’s right, if any, to continue to serve the Company and its Subsidiaries in any capacity, and will not restrict the right of the Company or a Subsidiary to terminate at any time the Recipient’s employment. No non-employee director may receive Awards under this Plan which in the aggregate equal more than 20% of the total number of shares of Common Stock authorized for issuance under this Plan and no officer, employee or consultant may receive Awards under this Plan which in the aggregate equals more than 60% of the total number of shares of Common Stock authorized for issuance under this Plan.

6.

Options.  The Committee may grant Options to Recipients in such amounts as the Committee determines in its sole discretion.  An Option may be in the form of an Incentive Stock Option or a Nonqualified Stock Option.  The Committee may grant an Option alone or in addition to another Award.  Each Option will satisfy the following requirements:

(a)

Written Agreement.  Each Option granted to a Recipient will be evidenced by an Option Agreement.  The terms of the Option Agreement need not be identical for different Recipients.  The Option Agreement will contain such provisions as the Committee deems appropriate and will include a description of the substance of each of the requirements in this Section 6.

(b)

Number of Shares.  Each Option Agreement will specify the number of Shares that the Recipient may purchase upon exercise of the Option.

(c)

Exercise Price.  Except as provided in subsection 6(l) of the Plan, the exercise price of each Share subject to an Incentive Stock Option will equal the exercise price designated by the Committee, but will not be less than the Fair Market Value on the Date of Grant.  The exercise price of each Share subject to a Nonqualified Stock Option will equal the exercise price designated by the Committee.

(d)

Duration of Option.  Except as otherwise provided in this Section 6, an Option will expire on the earlier of the tenth anniversary of the Date of Grant or the date set by the Committee on the Date of Grant.

(e)

Vesting of Option; Exercise for Unvested Shares.  Each Option Agreement will specify the vesting schedule applicable to the Option.  The Committee, in its sole discretion, may accelerate the vesting of any Option at any time, and may provide that any Option may be exercised for Unvested Shares.  Unless otherwise provided by the Committee in the terms of an Award, an unexercised Option that is not fully vested will become fully vested, and the restrictions applicable to Unvested Shares shall terminate, if the Recipient of the Option or the Unvested Shares, as the case may be, dies or terminates employment with the Company because of Disability.

(f)

Death.  If a Recipient dies, an Option granted to the Recipient will expire on the one-year anniversary of the Recipient’s death, or if earlier, the original expiration date of the Option.

(g)

Disability.  If the Recipient terminates employment with the Company because of his Disability, an Option granted to the Recipient will expire on the one year anniversary of the Recipient’s last day of employment, or, if earlier, the original expiration date of the Option.

(h)

Retirement or Involuntary Termination.  If the Recipient terminates employment with the Company as a result of his retirement in accordance with the Company’s normal retirement policies, or if the Company terminates the Recipient’s employment other than for Cause, (i) an Incentive Stock Option granted to the Recipient will expire 90 days following the last day of the Recipient’s employment, or, if earlier, the original expiration date of the Option, unless the Committee sets an earlier expiration date on the Date of Grant, and (ii) a Nonqualified Stock Option granted to the Recipient will expire 180 days following the last day of the Recipient’s employment, or, if earlier, the original expiration date of the Option, unless the Committee sets an earlier or later expiration date on the Date of Grant or a later expiration date subsequent to the Date of Grant but prior to 180 days following the Recipient’s last day of employment.

(i)

Termination of Service.  If the Recipient’s employment with the Company terminates for any reason other than the reasons described in subsections 6(f), (g), (h), or (j) of the Plan, an Option granted to the Recipient will expire 30 days following the last day of the Recipient’s employment with the Company, or, if earlier, the original expiration date of the Option, unless the Committee sets an earlier or later expiration date on the Date of Grant or a later expiration date subsequent to the Date of Grant but prior to the 30th day following the Recipient’s last day of employment.  The Committee may not delay the expiration of an Incentive Stock Option more than 90 days after termination of the Recipient’s employment.  During any delay of the expiration date, the Option will be exercisable only to the extent it is exercisable on the date the Recipient’s employment terminates, subject to any adjustment under Section 9 of the Plan.

(j)

Suspension or Termination of Options.  Notwithstanding any provisions set forth in the Plan, if at any time (including after a notice of exercise has been delivered) the Committee reasonably believes that a Recipient has committed an act of misconduct as described in this paragraph, the Committee may suspect the Recipient's right to exercise any Option pending a determination of whether the Recipient committed an act of misconduct.  If the Committee determines that a Recipient has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Company, breach of fiduciary duty or deliberate disregard of Company rules resulting in loss, damage or injury to the Company, or if a Recipient makes an unauthorized disclose of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, or induces any customer to breach any contract with the Company, neither the Recipient nor his or her estate shall be entitled to exercise any Option whatsoever.  Any determination by the Committee shall be final, conclusive and binding on all parties.  For any Recipient who is an officer of the Company, the determination of the Committee shall be subject to the approval of the Board.

(k)

Conditions Required for Exercise.  An Option is exercisable only to the extent it is vested according to the terms of the Option Agreement, unless the Committee has provided that the Option may be exercised for Unvested Shares.  Furthermore, an Option is exercisable only if the issuance of Shares upon exercise would comply with applicable securities laws.  Each Agreement will specify any additional conditions required for the exercise of the Option.

(l)

Ten Percent Shareholders.  An Incentive Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of either the Company or any parent or Subsidiary, will have an exercise price of 110 percent of Fair Market Value on the Date of Grant and will be exercisable only during the five-year period immediately following the Date of Grant.  For purposes of calculating stock ownership of any person, the attribution rules of Code Section 424(d) will apply, and any stock that such person may purchase under outstanding options will not be considered.

(m)

Maximum Option Grants.  The aggregate Fair Market Value, determined on the Date of Grant, of Shares with respect to which any Incentive Stock Options under the Plan and all other plans of the Company or its Subsidiaries become exercisable by any individual for the first time in any calendar year will not exceed $100,000.

(n)

Method of Exercise.  An Option will be deemed exercised when the person entitled to exercise the Option (i) delivers written notice to the President of the Company (or his delegate, in his absence) of the decision to exercise, (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with such other reasonable requirements as the Committee establishes pursuant to Section 8 of the Plan.  Payment for Shares with respect to which an Option is exercised may be made (i) in cash, (ii) by certified check, (iii) if permitted by the Company, in the form of Common Stock having a Fair Market Value equal to the exercise price, or (iv) by delivery of a notice instructing the Company to deliver the Shares to a broker subject to the broker’s delivery of cash to the Company equal to the exercise price.  No person will have the rights of a shareholder with respect to Shares subject to an Option granted under the Plan until all conditions to the issuance and delivery of the Shares have been satisfied to the Company's satisfaction and the Company has delivered the Shares to or to the order of the Recipient (which may be accomplished by physical delivery of a certificate or certificates for the Shares, by electronic or other book entry transfer or in such other manner as the Committee may determine).  A partial exercise of an Option will not affect the holder’s right to exercise the remainder of the Option from time to time in accordance with the Plan.

(o)

Designation of Beneficiary.  Each Recipient may file with the Company a written designation of a beneficiary to receive the Recipient’s Options in the event of the Recipient’s death prior to full exercise of such Options.  If the Recipient does not designate a beneficiary, or if the designated beneficiary does not survive the Recipient, the Recipient’s estate will be his beneficiary.  Recipients may, by written notice to the Company, change a beneficiary designation.

(p)

Transferability of Option.  To the extent permitted by tax, securities or other applicable laws to which the Company, the Plan, Recipients or Eligible Persons are subject, and unless provided otherwise by the Committee on the Date of Grant, a Recipient may transfer a Nonqualified Stock Option to (i) the Recipient’s spouse, child, stepchild, grandchild, parent, stepparent, grandparent, or sibling, (ii) a trust for the benefit of any of the foregoing, or (iii) a partnership whose partners consist solely of two or more of the Recipient, the Recipient’s spouse, child, stepchild, grandchild, parent, stepparent, grandparent, or sibling.  An Incentive Stock Option may not be transferred except by will or the laws of descent and distribution.  During the lifetime of the Recipient, all rights of the Incentive Stock Option are exercisable only by the Recipient.

(q)

Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event: (i) an option granted pursuant to this Plan does not qualify as an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an “Incentive Stock Option;” or (iii) any option granted pursuant to this Plan hereof is an “Incentive Stock Option.”

7.

Restricted Stock and Restricted Stock Units.  The Committee may grant Awards of Restricted Stock or Restricted Stock Units to Recipients in such amounts as the Committee determines in its sole discretion.  The Committee may grant Awards of Restricted Stock or Restricted Stock Units alone or in addition to another Award.  Each Restricted Stock or Restricted Stock Unit Award granted to a Recipient will satisfy the following requirements:

(a)

Written Agreement. Each Award will be evidenced by a written agreement, the terms of which need not be identical for each Recipient.  The agreement will specify the Period(s) of Restriction and will include a description of the substance of each of the requirements in this Section 7 and will contain such provisions as the Committee deems appropriate.

(b)

Number of Shares or Restricted Stock Units.  Each agreement will specify the number of Shares of Restricted Stock and Restricted Stock Units granted to the Recipient.

(c)

Transferability.  Shares of Restricted Stock and Restricted Stock Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction, or upon earlier satisfaction of any other conditions, as specified in the agreement with respect to the particular Award.

(d)

Other Restrictions.  The Committee may impose on Shares of Restricted Stock and Restricted Stock Units any other restrictions that the Committee deems advisable, including, without limitation, vesting restrictions, restrictions based upon the achievement of specific Company-wide, Subsidiary, or individual performance goals, and/or restrictions under applicable federal or state securities laws.  All such restrictions shall be set forth in the agreement with respect to the Award.  The Committee may also require that Recipients make cash payments at the time of grant or upon expiration of the Period of Restriction in an amount not less than the par value of the Shares of Restricted Stock or the Shares issued pursuant to Restricted Stock Units.

(e)

Certificate Legend.  Each certificate representing Shares of Restricted Stock, if any, will bear the following legend: The sale or other transfer of the Shares represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Tactical Solution Partners, Inc. 2008 Stock Incentive Plan, and in an Agreement dated _____________. A copy of the Plan and the Agreement may be obtained from the Company.

(f)

Removal of Restrictions.  Upon expiration of the Period of Restrictions, except as otherwise set forth in the agreement with respect to any Award, (i) the restrictions on transferability of Shares of Restricted Stock and the risk of forfeiture set forth in subsection 7(k) hereof shall terminate, and any Recipient holding certificates representing Shares of Restricted Stock shall be entitled to receive a new certificate without the restrictive legend required by subsection 7(e) hereof, and (ii) the Company shall issue to the Recipient one Share for each Restricted Stock Unit as to which the Period of Restrictions has expired.

(g)

Voting Rights.  During the Period of Restriction, Recipients holding Restricted Stock may exercise full voting rights with respect to such Shares.  Recipients holding Restricted Stock Units will have no voting rights with respect to the Units or the Shares issuable with respect to such Units until such Shares are issued to the Recipient following expiration of the Period of Restriction.

(h)

Dividends and Other Distributions.  During the Period of Restriction, Recipients holding Restricted Stock will be entitled to receive all dividends and other distributions payable to the holders of the Common Stock generally.  If any such dividends or distributions are paid in Shares, such Shares will be subject to the same restrictions on transferability and risks of forfeiture as the Shares of Restricted Stock with respect to which they were paid.  If provided in the terms of an Award of Restricted Stock Units, if, during the Period of Restriction applicable to any Restricted Stock Units, the Company pays any cash dividends on the Common Stock, the Recipient shall receive a number of additional Restricted Stock Units, rounded down to the nearest whole number, equal to the quotient of (i) the number of Restricted Stock Units possessing Dividend Equivalent Rights held by the Recipient as of the record date for such dividend multiplied by the per share amount of the dividend, divided by (ii) the Fair Market Value of a share of Common Stock on the payment date of such dividend.  For purposes of the immediately preceding sentence, a Restricted Stock Unit will be deemed to possess "Dividend Equivalent Rights" only if, pursuant to the terms of the agreement under which such Restricted Stock Unit was granted, the Recipient is entitled to additional Restricted Stock Units in respect of such Restricted Stock Unit.

(i)

Death.  The Period of Restrictions with respect to, and all other restrictions on, a Recipient’s Restricted Stock or Restricted Stock Units will terminate on the date of the Recipient’s death.

(j)

Disability.  If a Recipient terminates employment with the Company because of his total and permanent Disability, the Period of Restrictions with respect to, and all other restrictions on, the Recipient’s Restricted Stock or Restricted Stock Units will terminate  on the Recipient’s last day of employment.

(k)

Termination of Service.  If a Recipient ceases employment for any reason other than death or Disability, the Recipient will forfeit immediately to the Company all nonvested Restricted Stock and all Restricted Stock Units held by the Recipient.  The Committee may, in its sole discretion and upon such terms and conditions as it deems proper, provide for termination of the restrictions on Restricted Stock or Restricted Stock Units following termination of the Recipient's employment.

(l)

Designation of Beneficiary.  Each Recipient may file with the Company a written designation of a beneficiary to receive the Recipient’s Restricted Stock or Restricted Stock Units in the event of the Recipient’s death prior to removal of all restrictions thereon.  If the Recipient does not designate a beneficiary, or if the designated beneficiary does not survive the Recipient, the Recipient’s estate will be his beneficiary. Recipients may, by written notice to the Company, change a beneficiary designation.

8.

Taxes; Compliance with Law; Approval of Regulatory Bodies; Legends.  The Company will have the right to withhold from payments otherwise due and owing to the Recipient or his beneficiary or to require the Recipient or his beneficiary to remit to the Company in cash upon demand an amount sufficient to satisfy any federal (including FICA and FUTA amounts), state or local withholding tax requirements ("Withholding Requirements") at the time the Recipient or his beneficiary recognizes income for federal, state or local tax purposes with respect to any Award under the Plan.  For purposes of satisfying a Recipient's or his beneficiary's obligations to the Company with respect to Withholding Requirements in whole or in part, the Company may elect, and may permit the Recipient or his beneficiary to elect to authorize the Company, to refrain from issuing a number of Shares with respect to an Award, with such Shares being valued for purposes of satisfying Withholding Requirements at Fair Market Value on the date such Shares would otherwise have been issued.  In such case the number of Shares to be issued to a Recipient or his beneficiary in respect of an Award shall be reduced by the number of Shares elected to be withheld.  The Company may revoke any right granted to a Recipient to elect to authorize the Company to satisfy Withholding Requirements by refraining from issuing Shares at any time prior to a Recipient's making such an election.  Any election by a Recipient to authorize the Company to satisfy Withholding Requirements by refraining from issuing Shares must be made on or prior to the date such Withholding Requirements must be satisfied, and once made shall be irrevocable.

The Committee may grant Awards and the Company may issue and deliver Shares under the Plan only in compliance with all applicable federal and state laws and regulations and the rules of all stock exchanges on which the Company’s stock is listed at any time.  Shares may be issued and delivered under the Plan only if either (i) a registration statement pertaining to the Shares to be issued has been filed with and declared effective by the Securities and Exchange Commission and remains effective on the date of issuance, or (ii) an exemption from the registration requirements of applicable securities laws is available.  The Plan does not require the Company, however, to file such a registration statement or to assure the availability of such exemptions.  Any certificate evidencing Shares issued under the Plan may bear such legends and statements, and will be subject to such transfer restrictions, as the Committee deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section 8.  No Option Shares may be issued under the Plan until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Committee deems advisable.

Each person who acquires the right to exercise an Option or to ownership of Shares by transfer, bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to his exercise of the Option or receipt of Shares.  In addition, the Committee may require such consents and releases of taxing authorities as the Committee deems advisable.

Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly.  However, the Company shall not be liable to any Recipient or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A or other provision of the Code.

If any provision of the Plan or an Award agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of the Plan or Award shall be deemed automatically modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code.  Moreover, any discretionary authority that the Administrator may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority will contravene Section 409A or the regulations or guidance promulgated thereunder.

Notwithstanding any provisions of this Plan or any Award granted hereunder to the contrary, no acceleration shall occur with respect to any Award to the extent such acceleration would cause the Plan or an Award granted hereunder to fail to comply with Section 409A of the Code.

Notwithstanding any provisions of this Plan or any applicable Award agreement to the contrary, no payment shall be made with respect to any Award granted under this Plan to a “specified employee” (as such term is defined for purposes of Section 409A of the Code) prior to the six-month anniversary of the employee’s separation of service to the extent such six-month delay in payment is required to comply with Section 409A of the Code.

9.

Adjustment upon Change of Shares.  If a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of the Common Stock occurs, the Committee, in its sole discretion, will equitably adjust the number and class of Shares for which Awards are authorized to be granted under the Plan, the number and class of Shares then subject to Awards previously granted to Employees under the Plan, and the price per Share payable upon exercise of each Award outstanding under the Plan.  To the extent deemed equitable and appropriate by the Board, subject to any required action by shareholders, any Award will pertain to the securities and other property to which a holder of the number of Shares of stock covered by the Award would have been entitled to receive in connection with any merger, consolidation, reorganization, liquidation or dissolution.

10.

Liability of the Company.  Neither the Company nor any parent or Subsidiary of the Company that is in existence or hereafter comes into existence will be liable to any person for any tax consequences incurred by a Recipient or other person with respect to an Award.

11.

Amendment and Termination of Plan.  The Board may alter, amend, or terminate the Plan from time to time without approval of the shareholders of the Company.  The Board may, however, condition any amendment on the approval of the shareholders of the Company if such approval is necessary or advisable with respect to tax, securities or other laws applicable to the Company, the Plan, Recipients or Eligible Persons, including without limitation any approval required by Section 162(m).  Any amendment, whether with or without the approval of shareholders of the Company, that alters the terms or provisions of an Award granted before the amendment (unless the alteration is expressly permitted under the Plan) will be effective only with the consent of the Recipient of the Award or the holder currently entitled to exercise the Award.

12.

Expenses of Plan.  The Company will bear the expenses of administering the Plan.

13.

Duration of Plan.  Awards may be granted under the Plan only during the ten years immediately following the original effective date of the Plan.

14.

Notices.  All notices to the Company will be in writing and will be delivered to the attention of Ryan Kirch, Chief Financial Officer, Tactical Solution Partners, Inc., at 7020 Dorsey Road, Suite C, Hanover, MD 21076.  All notices to a Recipient will be delivered personally or mailed to the Recipient at his address appearing in the Company’s personnel records.  The address of any person may be changed at any time by written notice given in accordance with this Section 14.

15.

Applicable Law.  The validity, interpretation, and enforcement of the Plan are governed in all respects by the laws of Delaware and the United States of America.

16.

Effective Date.  The effective date of the Plan will be the date on which the Board adopts the Plan; provided, however, no Award granted to a Recipient that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's shareholders to the extent shareholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)).

17.

General Conditions.

(a) Nothing contained in this Plan or any Award granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

(b) Nothing contained in this Plan or any Award granted pursuant to this Plan shall confer upon any director or consultant the right to continue as a director of, or consultant to, the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective shareholders, to terminate the directorship of any such director or the consultancy relationship of any such consultant.

(c) Corporate action constituting an offer of stock for sale to any person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the such person, regardless of when the option is actually delivered to such person or acknowledged or agreed to by him.

(d) The terms “parent corporation” and “subsidiary corporation” as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

(e) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

(f) To the extent restricted Shares or Common Stock issued upon the exercise of options granted pursuant to the Plan have not been registered under the federal and state securities laws or an exemption is otherwise unavailable, the certificates for Common Stock to be issued pursuant to the Plan shall bear the following securities legend (the “Securities Legend”):

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

(g) Unless another meaning is provided by agreement between the Company and the grantee, each of the events specified in the following clauses (i) and (ii) of this subsection (g) shall be deemed a “change in control”:  (i) a change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or (ii) any other events deemed to constitute a “change in control” by the Committee.

(h)  Attached hereto as an Appendix I and II is a form of Incentive Stock Option and Nonqualified Option, respectively which the Committee may use as a model. Appendix III is a form of Non-Employee Director Option. Appendix IV is a form of Restricted Stock Grant.

Adopted by the Board of Directors this 19th day of February, 2008.

APPENDIX I

INCENTIVE STOCK OPTION

To:
Name

Address:

Date of Grant:

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock (“Common Stock”) of Tactical Solution Partners, Inc. (the “Company”) at a price of $____________  per share pursuant to the Company’s 2008 Stock Incentive Plan (the “Plan”).

Your Option may first be exercised at any time on or after __________ for up to __% of the total number of shares subject to the Option and thereafter pursuant to the following schedule until the total number of shares subject to the Option are fully exercisable:

Vesting Date	Percent of Initial Award Vested

%

Thus, this Option is fully exercisable on or after __ years from the Date of Grant.  This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the “Scheduled Termination Date”)  This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances.  No fractional shares shall be issued or delivered.

In the event of a “Change in Control” (as defined below) of the Company, your option may, from and after the date of the Change in Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly.  A “Change in Control” shall be deemed to have occurred upon the happening of any of the following events:

1.

A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

2.

Any other event deemed to constitute a “Change in Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase.  The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause (b).  The use of the so-called “attestation procedure” to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate in accordance with the terms of the Plan following the time your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date).  After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated.  If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation.  Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime.  If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination.  Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change in Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability.  Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company.  The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)

Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b)

Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c)

During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)

Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise, and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a)

The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

(b)

The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall, if possible, be an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder.  In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an “Incentive Stock Option,” this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.  If such conformity may not be achieved by amendment, such option shall be deemed to be a Nonqualified Stock Option.

Nothing herein shall modify your status as an at-will employee of the Company.  Further, nothing herein guarantees you employment for any specified period of time.  This means that either you or the Company may terminate your employment at any time for any reason, or no reason.  You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time.  However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks.  Thereafter, the dispute or disagreement will be submitted to arbitration.  At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement.  You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses.  The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company.  Further, neither you nor the Company shall appeal any such award.  Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern.  This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company.  This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

TACTICAL SOLUTION PARTNERS, INC.

By:

I hereby acknowledge receipt of a copy of the foregoing stock option and the 2008 Stock Incentive Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions.  I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants.

(Date)	(Signature)

APPENDIX II

NON-QUALIFIED STOCK OPTION FOR OFFICERS

AND OTHER KEY EMPLOYEES

To:
Name

Address:

Date of Grant:

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock (“Common Stock”) of Tactical Solution Partners, Inc. (the “Company”) at a price of $_______ per share pursuant to the Company’s 2008 Stock Incentive Plan (the “Plan”).

Your Option may first be exercised at any time on or after ________ for up to ___% of the total number of shares subject to the Option and thereafter pursuant to the following schedule until the total number of shares subject to the Option are fully exercisable:

Vesting Date	Percent of Initial Award Vested

%

Thus, this Option is fully exercisable on or after __ years from the Date of Grant.  This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the “Scheduled Termination Date”).  This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances.  No fractional shares shall be issued or delivered.

In the event of a “Change in Control” (as defined below) of the Company, your option may, from and after the date of the Change in Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly.  A “Change in Control” shall be deemed to have occurred upon the happening of any of the following events:

1.

A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

2.

Any other event deemed to constitute a “Change in Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase.  The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause (b).  The use of the so-called “attestation procedure” to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate in accordance with the terms of the Plan following such time as your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date).  After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated.  If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation.  Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime.  If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination.  Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change in Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

Except for transfers to ___________ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability.  Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company.  The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)

Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b)

Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c)

During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)

Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a)

The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

(b)

The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder.

Nothing herein shall modify your status as an at-will employee of the Company.  Further, nothing herein guarantees you employment for any specified period of time.  This means that either you or the Company may terminate your employment at any time for any reason, or no reason.  You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time.  However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks.  Thereafter, the dispute or disagreement will be submitted to arbitration.  At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement.  You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses.  The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company.  Further, neither you nor the Company shall appeal any such award.  Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern.  This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company.  This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

TACTICAL SOLUTION PARTNERS, INC.

By:

I hereby acknowledge receipt of a copy of the foregoing stock option and the 2008 Stock Incentive Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions.  I accept this option in full satisfaction of any previously written or verbal promises made to me by the Company with respect to option grants.

(Date)	(Signature)

APPENDIX III

NON-QUALIFIED STOCK OPTION FOR NON-EMPLOYEE DIRECTORS

AND IMPORTANT CONSULTANTS AND/OR ADVISORS

To:
Name

Address:

Date of Grant:

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock (“Common Stock”) of Tactical Solution Partners, Inc. (the “Company”), at a price of $_______  per share pursuant to the Company’s 2008 Stock Incentive Plan (the “Plan”).

Your Option may first be exercised at any time on or after ______ for up to __% of the total number of shares subject to the Option and thereafter pursuant to the following schedule until the total number of shares subject to the Option are fully exercisable:

Vesting Date	Percent of Initial Award Vested

%

Thus, this Option is fully exercisable on or after __ years from the Date of Grant.  This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the “Scheduled Termination Date”).  This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances.  No fractional shares shall be issued or delivered.

In the event of a “Change in Control” (as defined below) of the Company, your option may, from and after the date of the Change in Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly.  A “Change in Control” shall be deemed to have occurred upon the happening of any of the following events:

1.

A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

2.

Any other event deemed to constitute a “Change in Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase.  The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of  Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause (b).  The use of the so-called “attestation procedure” to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate in accordance with the terms of the Plan following the time which you cease for any reason to be a director of, or consultant to, the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise, or the expiration of any consulting arrangement, and regardless of whether the failure to continue as a director or consultant was for cause or without cause or otherwise), but in no event later than ten years from the date this option is granted.  After the date you cease to be a director or consultant, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director or consultant.  If you are a director of a subsidiary corporation, your directorship shall be deemed to have terminated on the date such company ceases to be a subsidiary corporation, unless you are also a director of the Company or another subsidiary corporation, or on that date became a director of the Company or another subsidiary corporation.  Your directorship or consultancy shall not be deemed to have terminated if you cease being a director of, or consultant to, the Company or a subsidiary corporation but are or concurrently therewith become (a) a director of, or consultant to, the Company or another subsidiary corporation or (b) an employee of the Company or a subsidiary corporation.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change in Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

Except for transfers to __________ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability.  Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company.  The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)

Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b)

Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c)

During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)

Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your  portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a)

The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

(b)

The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time.  However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks.  Thereafter, the dispute or disagreement will be submitted to arbitration.  At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement.  You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses.  The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company.  Further, neither you nor the Company shall appeal any such award.  Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern.  This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company.  This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

TACTICAL SOLUTION PARTNERS, INC.

By:

I hereby acknowledge receipt of a copy of the foregoing stock option and the 2008 Stock Incentive Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions.  I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants.

(Date)	(Signature)

APPENDIX IV

RESTRICTED STOCK AGREEMENT

RS No.

An Award of Restricted Stock is hereby awarded on ___________, 20__ (the “Award Date”) by Tactical Solution Partners, Inc. (the “Company”), to ___________________ (the “Grantee”), in accordance with the following terms and conditions and the conditions contained in the Company’s 2008 Stock Incentive Plan (the “Plan”):

1.

Share Award.  The Company hereby awards the Grantee ___________ shares (the “Shares”) of common stock of the Company (the “Common Stock”) pursuant to the Plan, as the same may from time to time be amended, and upon the terms and conditions and subject to the restrictions therein and hereinafter set forth.  A copy of the Plan as currently in effect is incorporated herein by reference and is attached hereto.

2.

Restrictions on Transfer and Restricted Period.  During the period (the “Restricted Period”) commencing on the Award Date and terminating on _________________, 20__, the Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered by the Grantee, except as hereinafter provided.

Except as set forth below, the Restricted Period with respect to the Shares will lapse at a rate of ___% of the initial award for every ____ months of continuous service completed since the Award Date according to the following schedule: _______________.  Subject to the restrictions set forth in the Plan, the Committee referred to in Section 3 of the Plan or its successor (the “Committee”) shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Shares thereto, or to remove any or all of such restriction, whenever the Committee may determine that such action is appropriate by reason of changes in applicable tax or other laws, or other changes in circumstances occurring after the commencement of the Restricted Period.

3.

Termination of Service.  Except as provided in Section 9 below, if the Grantee ceases to maintain “continuous service” for any reason other than death or disability, all Shares which at the time of such termination of continuous service are subject to the restrictions imposed by Section 2 above shall upon such termination of continuous service be forfeited to the Company.  If the Grantee ceases to maintain continuous service by reason of death or disability, the Shares then still subject to restrictions imposed by Section 2 will be free of those restrictions and shall not be forfeited.

4.

Certificates for the Shares.  The Company shall issue a certificate (or certificates) in the name of the Grantee with respect to the Shares, and shall hold such certificate (or certificates) on deposit for the account of the Grantee until the expiration of the Restricted Period with respect to the Shares represented thereby.  Such certificate (or certificates) shall bear the following restricted legend (the “Restricted Legend”):

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 2008 Stock Incentive Plan of Tactical Solution Partners, Inc.  Copies of such Plan are on file in the office of the Secretary of Tactical Solution Partners, Inc.,___________________________________.

The Grantee further agrees that simultaneously with the execution of the Agreement, the Grantee shall execute stock powers in favor of the Company with respect to the Shares and that the Grantee shall promptly deliver such stock powers to the Company.

The following two paragraphs shall be applicable if, on the Award Date, the Common Stock subject to such Award has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

The Grantee hereby agrees, warrants and represents that Grantee is acquiring the Common Stock to be issued pursuant to this Agreement for Grantee’s own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  The Grantee further agrees that Grantee will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  The Grantee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

The certificates for Common Stock to be issued pursuant to this Agreement shall bear the following securities legend (the “Securities Legend”):

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

The Securities Legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

5.

Grantee’s Rights.  Except as otherwise provided herein, the Grantee, as owner of the Shares, shall have all rights of a shareholder.  During any Restricted Period, the Grantee shall be entitled to vote such Shares as to which the Restricted Period has not yet lapsed or expired (the “Restricted Shares”) in Grantee’s sole discretion, at any annual and special meetings of the shareholders of the Company and at any continuations and adjournments of such meetings, upon any matters coming before such meetings or adjournments.

6.

Cash Dividends.  Cash dividends, if any, paid on the Restricted Shares shall be held by the Company for the account of the Grantee and paid to the Grantee upon the expiration of the Restricted Period or upon the death or disability of the Grantee.  All such withheld dividends shall earn interest at an annual rate determined by the Committee.

7.

Expiration of Restricted Period.  Upon the lapse or expiration of the Restricted Period with respect to any portion of the Shares, the Company shall deliver to the Grantee (or in the case of a deceased Grantee, to Grantee’s legal representative) the certificate in respect of such Shares and the related stock powers held by the Company pursuant to Section 4 above.  The Shares as to which the Restricted Period shall have lapsed or expired shall be free of the restrictions referred to in Section 2 above and such certificate shall not bear the Restricted Legend provided for in Section 4 above.  Notwithstanding the foregoing, the Securities Legend described in Section 4 shall continue to be included on the certificates as long as registration has not occurred.

8.

Adjustments for Changes in Capitalization of the Company.  In the event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, or any change in the corporate structure of the Company or in the shares of Common Stock, the number and class of Shares covered by this Agreement shall be appropriately adjusted by the Committee in the same manner as other outstanding shares are adjusted.   Any shares of Common Stock or other securities received, as a result of the foregoing, by the Grantee with respect to Shares subject to the restrictions contained in Section 2 above also shall be subject to such restrictions and the certificate or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Company in the manner provided in Section 4 above.

9.

Change in Control.  If the continuous service of the Grantee is involuntarily terminated for whatever reason, other than for cause (as defined by the Committee), at any time within 18 months of a “change in control” (as defined in the Plan), the Restricted Period with respect to all Shares shall lapse upon such termination and all Shares shall become fully vested in the Grantee.

10.

Delivery and Registration of Shares of Common Stock.  The Company’s obligation to deliver Shares hereunder shall be conditioned upon the receipt of a representation as to the investment intention of the Grantee or any other person to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other Federal, state or local securities legislation or regulation.  Any representation regarding investment intent shall become inoperative upon the registration of such shares or other action eliminating the necessity of such representation under such Securities Act or other securities regulation.

The Company shall not be required to deliver any Shares under the Plan prior to the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

11.

Plan and Plan Interpretations as Controlling.  The Shares hereby awarded and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling.  All determinations and interpretations by the Committee shall be binding and conclusive upon the Grantee or Grantee’s legal representatives with regard to any question arising hereunder or under the Plan.

12.

Grantee Service.  Nothing in this Agreement shall limit the right of the Company or any of its affiliates to terminate the Grantee’s service as an officer or employee, or otherwise impose upon the Company or any of its affiliates any obligation to employ or accept the services of the Grantee.

13.

Withholding and Social Security Taxes.  Upon the termination of any Restricted Period with respect to any Shares (or any such earlier time, if any, that an election is made under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Company shall have the right to withhold from the Grantee’s compensation an amount sufficient to fulfill its or its affiliate’s obligations for any applicable withholding and employment taxes.  Alternatively, the Company may require the Grantee to pay the Company the amount of any taxes which the Company is required to withhold with respect to the Shares, or, in lieu thereof, to retain or sell without notice a sufficient number of Shares to cover the amount required to be withheld.  The Company shall withhold from any cash dividends paid on the Restricted Stock an amount sufficient to cover taxes owed as a result of the dividend payment.  The Company’s method of satisfying its withholding obligations shall be solely in the discretion of the Company, subject to applicable federal, state and local laws.

14.

Tax Consequences.  Grantee has reviewed with Grantee’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Grantee is relying solely on such advisors and not on any statements or representations of Company or any of its agents.  Grantee understands that Grantee (and not Company) shall be responsible for Grantee’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.  Grantee understands that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes (as ordinary income) the fair market value of the Shares as of the date any “restrictions” on the Shares lapse.  To the extent that a grant hereunder is not otherwise an exempt transaction for purposes of Section 16(b) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), with respect to officers, directors and 10% shareholders, a “restriction” on the Shares includes for these purposes the period after the grant of the Shares during which such officers, directors and 10% shareholders could be subject to suit under Section 16(b) of the 1934 Act.  Alternatively, Grantee understands that Grantee may elect to be taxed at the time the Shares are granted rather than when the restrictions on the Shares lapse, or the Section 16(b) period expires, by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of grant.

GRANTEE ACKNOWLEDGES THAT IT IS GRANTEE’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION AVAILABLE TO GRANTEE UNDER SECTION 83(B) OF THE CODE, EVEN IF GRANTEE REQUESTS THAT THE COMPANY OR ITS REPRESENTATIVES MAKE THIS FILING ON GRANTEE’S BEHALF.

15.

Arbitration.  Any dispute or disagreement between Grantee and the Company with respect to any portion of this Agreement or its validity, construction, meaning, performance or Grantee’s rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) or its successor, as amended from time to time by a sole arbitrator.  However, prior to submission to arbitration Grantee agrees to attempt to resolve any disputes or disagreements with the Company over this Agreement amicably and informally, in good faith, for a period not to exceed 14 days.  Thereafter, the dispute or disagreement will be submitted to arbitration.  The arbitrator shall be independent and impartial, mutually acceptable to the parties and appointed by AAA.  The arbitration shall be held within the state of Maryland or such other location as the parties may agree.  At any time prior to a decision from the sole arbitrator being rendered, Grantee and the Company may resolve the dispute by settlement.  The Grantee and the Company shall equally share the arbitrator’s fee and the costs charged by the AAA or its successor, but Grantee and the Company shall otherwise be solely responsible for their own respective counsel fees and expenses.  The decision of the sole arbitrator shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on Grantee and the Company.  Further, neither Grantee nor the Company shall appeal any such award.  Judgment of a court of competent jurisdiction may be entered upon the Award and may be enforced as such in accordance with the provisions of the Award.

16.

Amendment/Choice of Law.  This Agreement constitutes the entire understanding between the Company and the Grantee with respect to the subject matter hereof and no amendment, supplement or waiver of this Agreement, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company.  This Agreement and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

17.

Grantee Acceptance.  The Grantee shall signify Grantee’s acceptance of the terms and conditions of this Agreement by signing in the space provided below and signing the attached stock powers and returning a signed copy of this Agreement and the original attached stock powers to the Company.  IF A FULLY EXECUTED COPY HEREOF AND THE ATTACHED STOCK POWERS HAVE NOT BEEN RECEIVED BY THE COMPANY, THE COMPANY HAS THE RIGHT TO REVOKE THIS AWARD, AND AVOID ALL OBLIGATIONS UNDER THIS AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this RESTRICTED STOCK AGREEMENT to be executed as of the date first above written.

TACTICAL SOLUTION PARTNERS, INC.

By:
Name:
Title:

ACCEPTED:

(Street Address)

(City, State & Zip Code)

STOCK POWER

For value received, I hereby sell, assign, and transfer to Tactical Solution Partners, Inc. (the “Company”) ____________ shares of the common stock of the Company, standing in my name on the books and records of the aforesaid Company, represented by Certificate No. _____ and do hereby irrevocably constitute and appoint the Secretary of the Company attorney, with full power of substitution, to transfer this stock on the books and records of the aforesaid Company.

Dated:

In the presence of:

APPENDIX D

TACTICAL SOLUTION PARTNERS, INC.

2008 EMPLOYEE STOCK PURCHASE PLAN

1.

Purpose. The purpose of this 2008 Employee Stock Purchase Plan (the “Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code.

2.

Definitions.

“Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.

“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any of the following events:

i.

Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

ii.

The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

iii.

The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

iv.

A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the Directors are Incumbent Directors. “Incumbent Directors” means Directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors to the Company).

“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

“Committee” means a committee of the Board appointed in accordance with Section 14 hereof.

“Common Stock” means the common stock of the Company.

“Company” means Tactical Solution Partners, Inc., a Delaware corporation.

“Compensation” means an Employee’s base straight time gross earnings, commissions (to the extent such commissions are an integral, recurring part of compensation), overtime and shift premium, but exclusive of payments for incentive compensation, bonuses and other compensation.

“Designated Subsidiary” means any Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.

“Director” means a member of the Board.

“Eligible Employee” means any individual who is a common law employee of an Employer and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves. Where the period of leave exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave. The Administrator, in its discretion, from time to time may, prior to an Offering Date for all options to be granted on such Offering Date, determine (on a uniform and nondiscriminatory basis) that the definition of Eligible Employee will or will not include an individual if he or she: (i) has not completed at least two years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (iv) is an officer or other manager, or (v) is a highly compensated employee under Section 414(q) of the Code.

“Employer” means any one or all of the Company and its Designated Subsidiaries.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

“Exercise Date” means the first Trading Day on or after November 15 and May 15 of each year. The first Exercise Date under the Plan will be May 15, 2008.

“Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

i.

If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

ii.

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

iii.

In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator; or

iv.

For purposes of the Offering Date of the first Offering Period under the Plan, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock (the “Registration Statement”).

“Fiscal Year” means the fiscal year of the Company.

“Offering Date” means the first Trading Day of each Offering Period.

“Offering Periods” means the periods of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, (i) commencing on the first Trading Day on or after May 15 of each year and terminating on the first Trading Day on or following November 15, approximately six (6) months later, and (ii) commencing on the first Trading Day on or after November 15 of each year and terminating on the first Trading Day on or following May 15, approximately six (6) months later; provided, however, that the first Offering Period under the Plan will commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company’s Registration Statement effective and ending on the first Trading Day on or after May 15, 2008; and provided, further, that the second Offering Period under the Plan will commence on the first Trading Day on or after May 15, 2008. The duration and timing of Offering Periods may be changed pursuant to Sections 4 and 20.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Plan” means this Tactical Solution Partners, Inc. 2008 Employee Stock Purchase Plan.

“Purchase Price” means an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule) or pursuant to Section 20.

“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.

3.

Eligibility.

(a)

First Offering Period. Any individual who is an Eligible Employee immediately prior to the first Offering Period will be automatically enrolled in the first Offering Period.

(b)

Subsequent Offering Periods. Any Eligible Employee on a given Offering Date subsequent to the first Offering Period will be eligible to participate in the Plan, subject to the requirements of Section 5.

(c)

Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.

Offering Periods. The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 15 and November 15 each year, or on such other date as the Administrator will determine; provided, however, that the first Offering Period under the Plan will commence with the first Trading Day on or after the date upon which the Company’s Registration Statement is declared effective by the Securities and Exchange Commission and end on the first Trading Day on or after the earlier of (i) May 15, 2008, or (ii) twenty-seven (27) months from the beginning of the first Offering Period. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.

Participation.

(a)

First Offering Period. An Eligible Employee will be entitled to continue to participate in the first Offering Period pursuant to Section 3(a) only if such individual submits a subscription agreement authorizing payroll deductions in a form determined by the Administrator (which may be similar to the form attached hereto as Exhibit A) to the Company’s designated plan administrator (i) no earlier than the effective date of the Form S—8 registration statement with respect to the issuance of Common Stock under this Plan and (ii) no later than ten (10) business days following the effective date of such S—8 registration statement or such other period of time as the Administrator may determine (the “Enrollment Window”). An Eligible Employee’s failure to submit the subscription agreement during the Enrollment Window will result in the automatic termination of such individual’s participation in the first Offering Period.

(b)

Subsequent Offering Periods. An Eligible Employee may participate in the Plan pursuant to Section 3(b) by (i) submitting to the Company’s payroll office (or its designee), on or before a date prescribed by the Administrator prior to an applicable Offering Date, a properly completed subscription agreement authorizing payroll deductions in the form provided by the Administrator for such purpose, or (ii) following an electronic or other enrollment procedure prescribed by the Administrator.

6.

Payroll Deductions.

(a)

At the time a participant enrolls in the Plan pursuant to Section 5, he or she will elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period; provided, however, that should a pay day occur on an Exercise Date, a participant will have the payroll deductions made on such day applied to his or her account under the subsequent Offering Period. A participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(b)

Payroll deductions for a participant will commence on the first pay day following the Offering Date and will end on the last pay day prior to the Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof; provided, however, that for the first Offering Period, payroll deductions will commence on the first pay day on or following the end of the Enrollment Window.

(c)

All payroll deductions made for a participant will be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

(d)

A participant may discontinue his or her participation in the Plan as provided in Section 10, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by (i) properly completing and submitting to the Company’s payroll office (or its designee), on or before a date prescribed by the Administrator prior to an applicable Exercise Date, a new subscription agreement authorizing the change in payroll deduction rate in the form provided by the Administrator for such purpose, or (ii) following an electronic or other procedure prescribed by the Administrator; provided, however, that a participant may only make one payroll deduction change during each Offering Period. If a participant has not followed such procedures to change the rate of payroll deductions, the rate of his or her payroll deductions will continue at the originally elected rate throughout the Offering Period and future Offering Periods (unless terminated as provided in Section 10). The Administrator may, in its sole discretion, limit the nature and/or number of payroll deduction rate changes that may be made by participants during any Offering Period. Any change in payroll deduction rate made pursuant to this Section 6(d) will be effective as of the first full payroll period following five (5) business days after the date on which the change is made by the participant (unless the Administrator, in its sole discretion, elects to process a given change in payroll deduction rate more quickly).

(e)

Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c), a participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Subject to Section 423(b)(8) of the Code and Section 3(c) hereof, payroll deductions will recommence at the rate originally elected by the participant effective as of the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

(f)

At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s or Employer’s federal, state, or any other tax liability payable to any authority, national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company or the Employer may, but will not be obligated to, withhold from the participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee.

7.

Grant of Option. On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Offering Period more than two thousand five hundred (2,500) shares of the Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase will be subject to the limitations set forth in Sections 3(c) and 13. The Eligible Employee may accept the grant of such option with respect to the first Offering Period by submitting a properly completed subscription agreement in accordance with the requirements of Section 5(a) on or before the last day of the Enrollment Window, and (ii) with respect to any future Offering Period under the Plan, by electing to participate in the Plan in accordance with the requirements of Section 5(b). The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Offering Period. Exercise of the option will occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10. The option will expire on the last day of the Offering Period.

8.

Exercise of Option.

(a)

Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option will be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares of Common Stock will be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share will be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10. Any other funds left over in a participant’s account after the Exercise Date will be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

(b)

If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Offering Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or terminate all Offering Periods then in effect pursuant to Section 20. The Company may make a pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.

9.

Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each participant the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the participant as provided in this Section 9.

10.

Withdrawal.

(a)

A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s payroll office (or its designee) a written notice of withdrawal in the form prescribed by the Administrator for such purpose, or (ii) following an electronic or other withdrawal procedure prescribed by the Administrator. All of the participant’s payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period, unless the participant re—enrolls in the Plan in accordance with the provisions of Section 5.

(b)

A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11.

Termination of Employment. Upon a participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such participant’s option will be automatically terminated.

12.

Interest. No interest will accrue on the payroll deductions of a participant in the Plan.

13.

Stock.

(a)

Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of Common Stock which will be made available for sale under the Plan will be 2 million (2,000,000) shares, plus an annual increase to be added on the first day of each Fiscal Year beginning with the 2009 Fiscal Year, equal to the least of (i) 2 million (2,000,000) shares of Common Stock, (ii) two percent (2%) of the outstanding shares of Common Stock on such date or (iii) an amount determined by the Administrator.

(b)

Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.

(c)

Shares of Common Stock to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

14.

Administration. The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties. Notwithstanding any provision to the contrary in this Plan, the Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of payroll deductions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates which vary with local requirements.

15.

Designation of Beneficiary.

(a)

A participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

(b)

Such designation of beneficiary may be changed by the participant at any time by notice in a form determined by the Administrator. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c)

All beneficiary designations will be in such form and manner as the Administrator may designate from time to time.

16.

Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17.

Use of Funds. The Company may use all payroll deductions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions. Until shares of Common Stock are issued, participants will only have the rights of an unsecured creditor with respect to such shares.

18.

Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

19.

Adjustments, Dissolution, Liquidation, Merger or Change in Control.

(a)

Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator will, in such manner as it may deem equitable, adjust the number and class of Common Stock which may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 7 and 13.

(b)

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Exercise Date (the “New Exercise Date”), and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c)

Merger or Change in Control. In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a new Exercise Date (the “New Exercise Date”) and will end on the New Exercise Date. The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control. The Administrator will notify each participant in writing prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20.

Amendment or Termination.

(a)

The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19). If the Offering Periods are terminated prior to expiration, all amounts then credited to participants’ accounts which have not been used to purchase shares of Common Stock will be returned to the participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable.

(b)

Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

(c)

In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

i.

amending the Plan to conform with the safe harbor definition under Statement of Financial Accounting Standards 123(R), including with respect to an Offering Period underway at the time;

ii.

altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

iii.

shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action;

iv.

reducing the maximum percentage of Compensation a participant may elect to set aside as payroll deductions; and

v.

reducing the maximum number of Shares a participant may purchase during any Offering Period.

Such modifications or amendments will not require stockholder approval or the consent of any Plan participants.

21.

Notices. All notices or other communications by a participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.

Conditions Upon Issuance of Shares. Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.

Term of Plan. The Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It will continue in effect for a term of twenty (20) years, unless sooner terminated under Section 20.

24.

Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

EXHIBIT A

TACTICAL SOLUTION PARTNERS, INC.

2008 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application Offering Date:

Change in Payroll Deduction Rate

Change of Beneficiary(ies)

1.

Hereby elects to participate in the Tactical Solution Partners, Inc. 2008 Employee Stock Purchase Plan (the “Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Plan.

2.

I hereby authorize payroll deductions from each paycheck in the amount of

% of my Compensation on each payday (from 1 to 15%) during the Offering Period in accordance with the Plan. (Please note that no fractional percentages are permitted.)

3.

I understand that said payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option and purchase Common Stock under the Plan.

4.

I have received a copy of the complete Plan and its accompanying prospectus. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

5.

Shares of Common Stock purchased for me under the Plan should be issued in the name(s) of (Eligible Employee or Eligible Employee and Spouse only).

6.

I understand that if I dispose of any shares received by me pursuant to the Employee Stock Purchase Plan within two (2) years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or one (1) year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within thirty (30) days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the two (2)-year and one (1)-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (b) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7.

I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

8.

In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)
(First) (Middle) (Last)

Relationship

Percentage of Benefit	(Address)

NAME: (Please print)
(First) (Middle) (Last)

Relationship

Percentage of Benefit	(Address)

Employee’s Social Security Number:

Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT WILL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee

Spouse’s Signature (If beneficiary other than spouse)

EXHIBIT B

TACTICAL SOLUTION PARTNERS, INC.

2008 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned participant in the Offering Period of the Tactical Solution Partners, Inc. 2008 Employee Stock Purchase Plan that began on                                   , (the “Offering Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Signature of Participant

Date:

TACTICAL SOLUTION PARTNERS, INC.

SPECIAL MEETING OF STOCKHOLDERS –April 25, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of Tactical Solution Partners, Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Ryan Kirch and William A. Shafley, or either of them, proxies with power of substitution, for and in the name of the undersigned to attend the Special Meeting of Stockholders of the Company to be held at the corporate headquarters of the Company located at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076 on April 25, 2008 at 10 a.m., local time, or at any adjournment or postponement thereof, and there to vote, as designated below, all shares of common stock (“Common Stock”), $.0001 par value per share, of the Company, which the undersigned would be entitled to vote if personally present at the special meeting, all as described in the Proxy Statement dated April 14, 2008, the receipt of which, together with the Notice of Special Meeting is hereby acknowledged, as follows:

1.

To amend the Company’s First Amended and Restated Certificate of Incorporation to change the Company’s name to Brekford International Corp.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.

To amend the Company’s First Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 shares to 150,000,000 shares.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.

To approve the Company’s 2008 Stock Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.

To approve the Company’s 2008 Employee Stock Purchase Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, said proxies are authorized to vote upon any other business which may properly come before the special meeting.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” ITEMS 1, 2, 3 and 4.

DATED: ____________, 2008
____________________________________
SIGNATURE(S)
____________________________________

Please mark, sign, date and return the proxy card promptly using the enclosed envelope